As filed with the Securities and Exchange Commission on March 9, 2020

1933 Act File No. 333-[            ]

1940 Act File No. 811-[            ]

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No.	☐

(Check appropriate box or boxes.)

Stone Ridge Longevity Risk Premium Fixed Income Trust 83M

(Exact Name of Registrant as Specified in Charter)

510 Madison Avenue, 21st Floor

New York, New York 10022

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code:

(855) 609-3680

Stone Ridge Longevity Risk Premium Fixed Income Trust 83M

510 Madison Avenue, 21st Floor

New York, New York 10022

(Name and Address of Agent for Service)

Copies of Communication To:

Elizabeth J. Reza

Gregory C. Davis

Ropes & Gray LLP

800 Boylston Street

Boston, Massachusetts 02199

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [X]

It is proposed that this filing will become effective (check appropriate box): [ ] when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Shares	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(1)
Common Shares of Beneficial Interest, $0.01 par value per share			$30,300,000	$3,932.94

(1) Estimated pursuant to Rule 457(o) solely for the purpose of determining the registration fee.

Registrant hereby amends the Registration Statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

Subject to Completion Dated March 9, 2020

The information in this Prospectus is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. The securities described herein may not be sold until the registration statement becomes effective. This Prospectus is not an offer to sell or the solicitation of an offer to buy securities and is not soliciting an offer to buy these securities in any state in which the offer, solicitation or sale would be unlawful.

Prospectus Stone Ridge Longevity Risk Premium Fixed Income Trust 83M Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 83M

The Fund. Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 83M (the “Fund”) is a series of a newly organized closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund is only being offered to investors who are men born on or between January 1, 1937 and December 31, 1937.

The purpose of the Fund is to provide a stream of distributions from the Fund’s investments over the life of a shareholder or until the Fund liquidates, whichever is earlier. The Fund offers only limited liquidity. Shareholders may hold their shares until the Fund liquidates, may submit a request to have their shares repurchased, and will have their shares redeemed or cancelled upon the shareholder’s death. Unlike traditional mutual funds, the amounts that investors will receive upon death or voluntary repurchase will be less than the net asset value (“NAV”) per share, and possibly significantly less (including $0). Shareholders may not otherwise transfer their shares. Because the payment stream of the Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not invest in the Fund.

The Fund is not an annuity or other type of insurance contract, consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The Adviser’s investment techniques may fail to produce the desired results and cause the Fund to incur significant losses.

Investment Objective. The Fund’s investment objective is to achieve, during the lifetime of the Fund’s shareholders until the Fund Liquidation Date (as defined below), a high level of monthly distributions while maintaining the safety of the principal amount of the Fund’s investments. There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

Investment Strategy. The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as STRIPS (Separately Traded Registered Interest and Principal Securities), or other securities that are also backed by the full faith and credit of the U.S. government. STRIPS resemble zero coupon bonds, where the investor receives a single payment at maturity. The payments made on the STRIPS held by the Fund represent the specific interest or principal components of the U.S. Treasury notes or bonds to which the STRIPS are related. The Fund will seek to purchase STRIPS that will mature at the appropriate times and in the appropriate amounts to fund its anticipated monthly distributions and share redemptions. The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities.

25-Year Term. Unlike a traditional investment company with a perpetual existence, the Fund is designed to have distributed substantially all of its assets by September 2045 (the “Fund Liquidation Date”). If there are remaining assets, the Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on the Fund Liquidation Date. If the Fund has insufficient assets to make its monthly distributions before the Fund Liquidation Date, however, the Fund will liquidate early.

Distributions. Until the earlier of the Fund Liquidation Date or the last scheduled distribution date on which the Fund has assets to distribute, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund, for a total of $1.00 per share per year. The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month.

Mandatory Redemption or Cancellation Upon Death. All shares held by a shareholder will be redeemed or cancelled by the Fund upon the shareholder’s death. Except as disclosed in the next paragraph below, shareholders who die will have their shares redeemed for a redemption price equal to the Initial Purchase Price for the Fund (as provided on Schedule A below) minus the total amount of distributions per share since the Fund’s commencement of investment operations. A description of the Initial Purchase Price is in “How to Buy Shares” below. The Fund will redeem shares quarterly (on or about the last business day of each February, May, August and November) for all shareholders who died before the start of the then current calendar quarter.

If, upon a shareholder’s death, the amount of distributions paid per share since the commencement of investment operations of the Fund is greater than the Initial Purchase Price for the Fund, then the redemption price will be zero. In this case, the shares will be cancelled for no value. The Fund expects this to occur in May, 2033.

The purpose of the share redemptions and cancellations is generally to enable the Fund to pursue its objective of paying fixed monthly distributions to its living shareholders for 25 years. If deceased shareholders were able to transfer their shares or redeem their shares for the NAV per share, the Fund would not have sufficient assets to make its planned distributions to surviving shareholders through the Fund Liquidation Date. A significant portion of the Fund’s shareholders are not expected to survive through the Fund Liquidation Date.

Optional Early Share Repurchases. To provide liquidity to shareholders, the Fund will offer, on a quarterly basis, to repurchase up to 100% of the shares. The Fund currently anticipates the repurchase offers will occur in February, May, August and November, with payment being made on the third (3rd) business day of the following month. The repurchase price is determined by a formula described under “Early Repurchases” below, but will be less than NAV, and potentially substantially less than NAV, and will be less than the redemption price that would be payable upon a shareholder’s death. Shareholders may contact Stone Ridge Securities LLC (the “Distributor”) at any time for the current repurchase price. Shareholders may log in to the website maintained by the Distributor, www.flourish.com (or, if they purchased their shares through a selling agent, by contacting the selling agent), on any business day to obtain the current repurchase price. See “Early Repurchases” below for more details, including how a shareholder can submit a repurchase request for their shares.

Additionally, as determined by the formula, once the total amount of distributions per share equals or exceeds the Initial Purchase Price for the Fund, the repurchase price will be zero. At this point, shareholders tendering their shares will receive no value. The Fund expects to reach this point in May, 2033.

Limited Liquidity. The only liquidity investors in the Fund can expect is from the planned distributions, the mandatory redemptions upon death, the repurchase offers and upon liquidation of the Fund. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. The Fund’s shares are not listed, and the Fund does not intend to list the shares for trading, on any national securities exchange.

Master/Feeder Structure and Longevity Risk Premium. The Fund will pursue its investment objective by investing substantially all of its assets in the Stone Ridge Longevity Risk Premium Fixed Income Master Fund 2045 (the “Master Fund”), a series of a closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Master Fund will only offer its securities to other registered investment companies (together with the Fund, the “Feeder Funds”) managed by the same investment adviser as that of the Master Fund at such time. Like the Fund, each other Feeder Fund will offer its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 65 to 85 at the commencement of investment operations for the Feeder Fund. Each Feeder Fund will be offered at a price specific to that Feeder Fund as set forth on Schedule A. Other than these differences in investor eligibility and offering prices, each other Feeder Fund will be offered on substantially identical terms as the Fund. When used in this prospectus, descriptions of actions taken or investments made by the Fund include actions taken or investments made by the Master Fund.

The purpose of having different offering prices for the Feeder Funds is to establish a fair purchase price for all investors. Investors that face a lower risk of mortality through the Fund Liquidation Date are more likely to benefit from the stream of distributions provided by the Feeder Fund. Conversely, investors that face a higher risk of mortality through the Fund Liquidation Date are less likely to benefit from the stream of distributions provided by the Feeder Fund. The different offering prices allow the Feeder Funds to charge more to investors that are more likely to benefit from the Feeder Funds’ distributions, and charge less to investors that are less likely to so benefit, in each case based on calculations using actuarial information. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

Share Purchase Price. The Fund will offer its shares during an initial offering period and for a limited time thereafter to investors who are men born on or between January 1, 1937 and December 31, 1937. The Fund is registering $30,000,000 in shares. Each share sold in the initial offering period will be sold at the Initial Purchase

Price for the Fund plus any applicable sales load. After the initial offering period until September 1, 2021, the Fund may offer its shares at NAV per share to investors who, based on their age and gender, would have been eligible to invest in the Fund at the commencement of investment operations of the Fund.

Potential investors should consider investing in the Fund if they are generally healthy, desire fixed monthly distributions and are willing to accept the risks of the Fund described herein, including the risk that they die earlier than expected or that shareholders in the Feeder Funds generally live longer than expected. In order for a shareholder to receive a positive return on an investment in the Fund, the shareholder must live at least long enough to receive total monthly distributions that exceed the price at which they bought the shares.

People with serious or life-threatening health problems should not invest in the Fund.

Investment Adviser. The Fund’s investment adviser is Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”). Stone Ridge also acts as the investment adviser to the Master Fund and to each other Feeder Fund. As of December 31, 2019, Stone Ridge managed approximately $14 billion of assets.

Actuarial Services. The Adviser has engaged New York Life Insurance and Annuity Corporation (“New York Life”), a subsidiary of New York Life Insurance Company, to provide certain actuarial information for use in the Adviser’s management of the Fund and to assist the Adviser in monitoring for shares that may be redeemable by the Fund. To achieve its investment objective, the Fund must estimate the amount and timing of its cash flow needs, so that it can set the Initial Purchase Price for the Fund that will give it sufficient assets to fund those cash flows and so that it can invest those assets in STRIPS whose maturities approximately match the timing of those cash flows. Estimating the amount and timing of the Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time because the Fund intends to only make distributions to living shareholders and will initially pay the redemption price to a shareholder upon the shareholder’s death. Actuaries typically perform this analysis for other income products that cease payments upon an investor’s death, such as annuities, based on the age and gender of investors, which is why each Feeder Fund is being offered solely to investors of a particular age and gender.

•	Shareholders who die will not be entitled to transfer their shares or to receive the NAV of their shares.

•

Shareholders who die prior to the Fund Liquidation Date will have their shares redeemed at a price that may be substantially less than NAV per share or cancelled for no value depending on when they die.

•	People with serious or life-threatening health problems should not invest in the Fund.

•

Shareholders who submit early repurchase requests will receive a repurchase price that is less than the NAV per share and less than, and potentially substantially less than, the redemption price that would be payable upon a shareholder’s death.

•

The Fund is not an insurance company. The Fund’s shares are not insurance contracts or annuity contracts. Shareholders will not have the protections of the state insurance laws, including the protection afforded by state guaranty funds.

•

The Fund may fail to make distributions through the Fund Liquidation Date. If the actual mortality rates experienced by shareholders are materially lower than the actuarial estimates, the Fund may run out of assets prior to the Fund Liquidation Date. If, on any scheduled distribution date, the Fund has insufficient assets to make the planned distribution, the Fund will liquidate and distribute proceeds to its shareholders at the time of the liquidation.

•	If the Fund is unsuccessful in implementing its investment strategy, the Fund will liquidate early and there will be no further distributions.

•	The Fund is subject to the risk that the value of the securities in which it invests will decline due to general market or economic conditions.

•

Shares are not permitted to be transferred to any person or entity other than the Fund, nor are they permitted to be held jointly. Shareholders should consider shares of the Fund to be an illiquid investment. For purposes of this prospectus and the operations of the Fund, including determining whether shares are redeemable or cancellable, the holder of any share of the Fund will be the natural person who subscribed for that share of the Fund when the share was originally purchased.

•

A significant portion of each distribution is expected and intended to constitute either a return of capital or capital gains, which will reduce the amount of capital available for investment and may reduce a shareholder’s tax basis in his or her shares. See “Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

An investment in the Fund’s shares involves risk. See “Risk Considerations” below to read about the risks investors should consider before buying Fund shares.

Neither the Securities and Exchange Commission (the “Commission”) nor any state securities commission has approved or disapproved of these securities or determined this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share		Total Maximum*
Price to Public		**	$30,300,000
Sales Load	1.00	%***	$300,000
Proceeds to the Fund			$30,000,000

*	Expenses of issuance and distribution will be borne by the Adviser pursuant to the Unified Management Fee. See “Fund Expenses” below.
**	The Price to Public will be equal to the Initial Purchase Price per Share for the Fund, plus any applicable sales load.
***

The Distributor acts as the distributor of the shares on a best efforts basis, subject to various conditions. The shares may be offered through other brokers or dealers (each, a “Selling Agent” and together, the “Selling Agents”) that have entered into selling agreements with the Distributor. Selling Agents typically receive the sales load with respect to the shares sold through them. The Distributor does not retain any portion of the sales load. The Selling Agents may, in their sole discretion, reduce or waive the sales load. Investors should direct any questions regarding any reductions or waivers of the sales loads to the relevant Selling Agent.

The date of this prospectus is [    ], [        ].

Investment in the Fund involves risk. Investors may be charged a sales commission or load on the purchase of shares through Selling Agents. There is no minimum investment requirement for an investment in the shares. Potential investors should carefully consider the Fund’s risks, investment objective and redemption and repurchase policies, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves risk. Before making an investment/allocation decision, potential investors should (i) consider the suitability of this investment with respect to their investment objective and individual situation, including their health, and (ii) consider factors such as their net worth, income, age and risk tolerance. Investment should be avoided where a potential investor has very serious or life-threatening health problems. Before investing in the Fund, a potential investor should read the discussion of the risks of investing in the Fund in “Investment Objective, Policies and Risks” below.

This prospectus sets forth concisely information potential investors should know before investing in the Fund. Potential investors should read this prospectus carefully before deciding to invest in the Fund, and shareholders should retain it for future reference. A Statement of Additional Information dated [    ], as it may be amended, containing additional information about the Fund, has been filed with the Commission. The Statement of Additional Information, annual and semi-annual reports to shareholders and other information about the Fund can be obtained without charge by calling (855) 609-3680 or by visiting www.stoneridgefunds.com. A table of contents to the Statement of Additional Information is located at page 31 of this prospectus. This prospectus incorporates by reference (and legally consists of) the entire Statement of Additional Information. The Statement of Additional Information, as well as material incorporated by reference into the Fund’s Registration Statement and other information regarding the Fund, are available from the EDGAR database on the Commission’s internet site (www.sec.gov) or by electronic mail at publicinfo@sec.gov. The Fund’s address is 510 Madison Avenue, 21st Floor, New York, NY 10022.

Shares of the Fund do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

An investor should not construe the contents of this prospectus as legal, tax or financial advice. Potential investors should consult their own professional advisers as to legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

Aspects of the Fund and of the Master Fund and the other Feeder Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Shareholders may elect to receive reports in paper free of charge by contacting their financial intermediary or, for shareholders that invest directly through the transfer agent, by contacting the transfer agent at (855) 609-3680. An election by a shareholder to receive reports in paper will apply to all funds held in their account if they invest through a financial intermediary or all funds within the fund complex if they invest directly through the transfer agent.

PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that investors should consider before investing in the Fund’s shares. Investors should review the more detailed information contained in this prospectus and in the Statement of Additional Information. In particular, investors should carefully read the risks of investing in the Fund’s shares, as discussed under “Investment Objective, Policies and Risks — Risk Considerations.”

The Fund

Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 83M (the “Fund”) is a series of a newly organized closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is only being offered to investors who are men born on or between January 1, 1937 and December 31, 1937.

Investment Objective

The Fund’s investment objective is to achieve, during the lifetime of the Fund’s shareholders until the Fund Liquidation Date (as defined below), a high level of monthly distributions while maintaining the safety of the principal amount of the Fund’s investments. There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

Investment Strategy

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as STRIPS (Separately Traded Registered Interest and Principal Securities), or other securities that are also backed by the full faith and credit of the U.S. government. STRIPS resemble zero coupon bonds, where the investor receives a single payment at maturity. The payments made on the STRIPS held by the Fund represent the specific interest or principal components of the U.S. Treasury notes or bonds to which the STRIPS are related. The Fund will seek to purchase STRIPS that will mature at the appropriate times and in the appropriate amounts to fund its anticipated monthly distributions and share redemptions. The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities.

25-Year Term

Unlike a traditional investment company with a perpetual existence, the Fund is designed to have distributed substantially all of its assets by the Fund Liquidation Date. If there are remaining assets, the Fund will liquidate and distribute all proceeds from the liquidation, to surviving shareholders on the Fund Liquidation Date. If the Fund has insufficient assets to make its monthly distributions before the Fund Liquidation Date, however, the Fund will liquidate early.

Although the Fund expects, using the Stone Ridge Asset Management LLC’s (the “Adviser”) calculations based on the actuarial information provided by New York Life Insurance and Annuity Corporation (“New York Life”), that it will be able to make all of the planned monthly distributions, including the planned monthly distribution on the Fund Liquidation Date, it is possible that the Fund may run out of assets prior to the Liquidation Date. See “Risk that the Fund Will Run Out of Assets Prior to the Fund Liquidation Date” below.

Distributions

Until the earlier of the Fund Liquidation Date or the last scheduled distribution date on which the Fund has assets to distribute, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund, for a total of $1.00 per share per year. The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month.

Because the Fund expects its monthly distributions to exceed the Fund’s net investment income and net realized capital gains, the Fund expects a portion of each distribution to be a return of capital or capital gains, depending on the shareholder’s tax basis in the shares.

The Initial Purchase Price for the Fund (provided on Schedule A below) is intended to be a price that will give the Fund sufficient assets to fund its anticipated cash flows. Because those cash flows will depend on the mortality rates experienced by shareholders in the Fund and other registered closed-end funds (together with the Fund, the “Feeder Funds”) that invest substantially all of their assets in the Stone Ridge Longevity Risk Premium Fixed Income Master Fund 2045 (the “Master Fund”), the Adviser will use actuarial estimates of mortality rates provided by New York Life to set the Initial Purchase Price. These actuarial estimates will be based on the assumption that investors who view the Feeder Funds as an attractive investment will be healthier and expected to live longer than the general population.

If the actual mortality rates experienced by shareholders in the Feeder Funds are materially lower than these actuarial estimates, the Fund may run out of assets prior to the Fund Liquidation Date, and therefore be unable to make any further distributions. If, on any scheduled distribution date, the Fund has insufficient assets to make the planned distribution, the Fund will liquidate and distribute all proceeds from that liquidation, if any, to its shareholders at the time of the liquidation. See “Risk that the Fund Will Run Out of Assets Prior to the Fund Liquidation Date” below.

Mandatory Redemption or Cancellation Upon Death

All shares held by a shareholder will be redeemed or cancelled by the Fund upon the shareholder’s death. Except as disclosed in the next paragraph below, shareholders who die will have their shares redeemed for a redemption price equal to the Initial Purchase Price for the Fund (as provided on Schedule A below) minus the total amount of distributions per share since the Fund’s commencement of investment operations. Since subsequent purchasers of shares will have their redemption price calculated using the Initial Purchase Price for the Fund even though they purchased their shares at a different price, their redemption price will be reduced by distributions they did not receive. The Initial Purchase Price excludes any sales load paid by a shareholder. A description of the Initial Purchase Price is in “How to Buy Shares” below. The Fund will redeem shares quarterly (on or about the last business day of each February, May, August and November) for all shareholders who died before the start of the then current calendar quarter. Shareholders who have had their shares redeemed will not be entitled to any distributions made by the Fund on any distribution date following the redemption.

If, upon a shareholder’s death, the amount of distributions paid per share since the commencement of investment operations of the Fund is greater than the Initial Purchase Price for the Fund, then the redemption price will be zero. In this case, the shares will be cancelled for no value. The Fund expects this to occur in May, 2033. Upon the occurrence of an automatic cancellation of the Fund’s shares, a corresponding portion of the Master Fund securities held by the Fund will be cancelled for no value.

The purpose of the share redemptions and cancellations described above is generally to enable the Fund to pursue its objective of paying fixed monthly distributions to its living shareholders for 25 years. If deceased shareholders were able to transfer their shares or redeem their shares for the net asset value (“NAV”) per share, the Fund would not have sufficient assets to make its planned distributions to surviving shareholders through the Fund Liquidation Date. A significant portion of the Fund’s shareholders are not expected to survive through the Fund Liquidation Date.

Optional Early Share Repurchases

To provide liquidity to shareholders, the Fund will offer, on a quarterly basis, to repurchase up to 100% of the Fund’s shares. The Fund currently anticipates the repurchase offers will commence on the date that is 20 business days prior to the end of each February, May, August and November and will end on the last business day of that month, with payment being made on the third (3rd) business day of the following month. Shareholders may submit repurchase requests for their shares at any time during this 20 business day period, but the repurchase price will not be determined until the last business day of the period. The repurchase price may decline between when a shareholder submits his or her repurchase request and the date the repurchase price is determined. Shareholders who submit repurchase requests will be entitled to receive any distribution paid on the shares on the date of repurchase. The repurchase price is determined by a formula described under “Early Repurchases” below, but will be less than NAV, and potentially substantially less than NAV, and will be less than the redemption price that would be payable upon a shareholder’s death. Shareholders may contact the Stone Ridge Securities LLC (the “Distributor”) at any time for the current repurchase price. See “Early Repurchases” below for more details, including how a shareholder can submit a repurchase request for their shares.

The repurchase price on any repurchase date will equal at most 98% of the redemption price a shareholder would currently receive if the shares were subject to a mandatory redemption upon the shareholder’s death, after taking into account any distribution paid on the repurchase date. If the 10-year U.S. treasury yield has increased since the inception of the Fund, the repurchase price will be further reduced (but not below $0) by an amount intended to offset the decrease in the market value of the Fund’s investments resulting from such increase in the 10-year treasury yield. If the early repurchase price determined by the formula described under “Early Repurchase” below is negative, then the early repurchase price will be $0.

Additionally, as determined by the formula, once the total amount of distributions per share equals or exceeds the Initial Purchase Price for the Fund, the repurchase price will be zero. At this point, shareholders tendering their shares will receive no value. The Fund expects to reach this point in May, 2033.

Shareholders may log in to the website maintained by the Distributor, www.flourish.com (or, if they purchased their shares through a Selling Agent, by contacting the Selling Agent), on any business day to obtain the current repurchase price (calculated as if the day on which the Distributor is determining the current repurchase price were the repurchase date).

Limited Liquidity

The only liquidity investors in the Fund can expect is from the planned distributions, the mandatory redemptions upon death, the repurchase offers and upon liquidation of the Fund. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. The Fund’s shares are not listed, and the Fund does not intend to list the shares for trading, on any national securities exchange.

Master/Feeder Structure

The Fund will pursue its investment objective by investing substantially all of its assets in the Master Fund, a series of a closed-end management investment company registered under the 1940 Act. The Master Fund will only offer its securities to the Feeder Funds managed by the same investment adviser as that of the Master Fund at such time. Like the Fund, each other Feeder Fund will offer its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 65 to 85 at the commencement of investment operations for the Feeder Fund. Each Feeder Fund will be offered at a price specific to that Feeder Fund as set forth on Schedule A. Other than these differences in investor eligibility and offering prices, each other Feeder Fund will be offered on substantially identical terms as the Fund. When used in this prospectus, descriptions of actions taken or investments made by the Fund include actions taken or investments made by the Master Fund.

Share Purchase Price

Each share sold in the initial offering period will be sold at the “Initial Purchase Price” for the Fund (as described in more detail below) plus any applicable sales load. After the initial offering period until September 1, 2021, the Fund may offer its shares at NAV per share to investors who, based on their age and gender, would have been eligible to invest in the Fund at the commencement of investment operations of the Fund. See “Determination of Net Asset Value” below.

The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

Potential investors should consider investing in the Fund if they are generally healthy, desire fixed monthly distributions and are willing to accept the risks of the Fund described herein, including the risk that they die earlier than expected or that shareholders in the Fund and other Feeder Funds generally live longer than expected. In order for a shareholder to receive a positive return on an investment in the Fund, the shareholder must live at least long enough to receive total monthly distributions that exceed the price at which they bought the shares.

People with serious or life-threatening health problems should not invest in the Fund.

Investment Adviser

Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) is the Fund’s investment adviser. Stone Ridge also acts as the investment adviser to the Master Fund and to each other Feeder Fund. Austin Campbell, Nate Conrad and Li Song (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management of the Fund” below. The Portfolio Managers serve in a similar capacity for the Master Fund and each other Feeder Fund.

Actuarial Services

Stone Ridge has contracted with New York Life, a subsidiary of New York Life Insurance Company, to provide certain actuarial services described below.

To achieve its investment objective, the Fund must estimate the amount and timing of its cash flow needs, so that it can set an Initial Purchase Price that will give it sufficient assets to fund those cash flows and so that it can invest those assets in STRIPS whose maturities approximately match the timing of those cash flows. Estimating the amount and timing of the Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time because the Fund intends to only make distributions to living shareholders and will initially pay the redemption price to a shareholder upon the shareholder’s death. Actuaries typically perform this analysis for other income products that cease payments upon an investor’s death, such as annuities, based on the age and gender of investors, which is why each Feeder Fund is being offered solely to investors of a particular age and gender.

The Adviser has engaged New York Life to provide certain actuarial information for use in the Adviser’s management of the Master Fund and the Feeder Funds, as well as other similar registered funds. That actuarial information includes the actuarial estimates of mortality rates necessary to calculate the Initial Purchase Prices per share and NAVs for each Feeder Fund. New York Life has agreed to provide the Adviser actuarial estimates consistent with the estimates New York Life uses to price income annuities with a refund on the death of the purchaser, based on the assumption that investors who view the Feeder Funds as an attractive investment will be similar in terms of health to investors who view an income annuity with a refund upon death of the investor as an attractive investment. New York Life has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shares that may be redeemable by the

Feeder Funds. In exchange for these services, the Adviser has agreed to pay New York Life a portion of the Adviser’s profits earned from managing the Fund and other similar registered funds.

The Fund is not an insurance company. The Fund’s shares are not insurance contracts or annuity contracts. Shareholders will not have the protections of the state insurance laws, including the protection afforded by state guaranty funds.

Shareholders who submit early repurchase requests (as described below under “Optional Early Share Repurchases”) will receive a repurchase price that is less than the NAV per share and less than, and potentially substantially less than, the redemption price that would be payable upon a shareholder’s death.

Shareholders who die will not be entitled to transfer their shares or to receive the NAV of their shares.

People with serious or life-threatening health problems should not invest in the Fund.

Shareholders who die prior to the Fund Liquidation Date will have their shares redeemed at a price that may be substantially less than NAV per share or cancelled for no value depending on when they die

The Fund may fail to make distributions through the Fund Liquidation Date. Under certain circumstances described in this prospectus, including if the actual mortality rates experienced by shareholders are materially lower than the actuarial estimates, the Fund may run out of assets prior to the Fund Liquidation Date. If, on any schedule distribution date, the Fund has insufficient assets to make the planned distribution, the Fund will liquidate and distribute proceeds to its shareholders at the time of the liquidation. See “Master/Feeder Structure” above.

The Fund is subject to the risk that the value of the securities in which it invests will decline due to general market or economic conditions.

Shares are not permitted to be transferred to any person or entity other than the Fund, nor are they permitted to be held jointly. Shareholders should consider shares of the Fund to be an illiquid investment. For purposes of this prospectus and the operations of the Fund, including determining whether shares are redeemable or cancellable, the holder of any share of the Fund will be the natural person who subscribed for that share of the Fund when the share was originally purchased.

The Offering

The Fund’s shares are offered through the Distributor, an affiliate of the Adviser, as the exclusive distributor, on a best efforts basis. The shares will initially be offered during the period (the “initial offering period”) from the date of this prospectus through the date the Distributor notifies all investors that have subscribed for shares that the initial offering period will be closed (the “Final Opt-out Date”), a period expected to last approximately six (6) months. Six (6) calendar days prior to the Final Opt-out Date (the “Pricing Date”), a new prospectus will be distributed with updated estimates for the Initial Purchase Price for each Feeder Fund. Investors who have subscribed for shares prior to that date will be provided an updated prospectus and will be given until 4:00 p.m., New York City time, on the Final Opt-out Date to cancel or edit their subscription and, in cases where the revised subscription is less than the original subscription, receive their subscription amount back from the Distributor.

Immediately following the Final Opt-out Date, the Adviser will calculate the Initial Purchase Prices, as described in this prospectus. If the Initial Purchase Price for each Feeder Fund falls within 95% — 105% of the estimated Initial Purchase Price for that Feeder Fund in the prospectus most recently distributed, the sale of the Fund’s shares will occur. If one or more of the Initial Purchase Prices falls outside 95% — 105% of the estimate in the prospectus, the Adviser will distribute an updated prospectus with revised estimates and investors will be given an additional 6 calendar days to cancel or edit their subscription.

During the initial offering period, prospective investors will generally be required to subscribe for the shares online through a website maintained by the Distributor. Unless the shares are to be purchased through a Selling Agent (in which case the prospective investor will be required to follow the procedures of the Selling Agent), prospective investors may be required to open a brokerage account with the Distributor if they do not already have a brokerage account with the Distributor, as broker-dealer. As part of the subscription process, prospective investors will be required to provide certain demographic information, including date of birth, gender and social security number or taxpayer identification number, to enable the Fund to price the shares as described below and to enable the Adviser to monitor for shares that may be redeemable by the Fund, as described under “Distributions, Mandatory Redemptions and Share Cancellations — Procedures for Determining Redemptions and Cancellations.” Prior to the end of the initial offering period, investors wishing to subscribe for shares of the Fund will be required to have available funds in escrow with the Distributor, where the funds will be held in a brokerage account where they will earn interest for the benefit of the investors. Investors purchasing shares through a Selling Agent will be required to follow the escrow procedures put in place by the Selling Agent.

The Fund will offer its shares during the initial offering period and for a limited time thereafter to investors who are men born on or between January 1, 1937 and December 31, 1937. Like the Fund, each other Feeder Fund will offer its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 65 to 85 at the commencement of investment operations for the Feeder Fund. Each Feeder Fund will be offered at a price specific to that Feeder Fund as set forth on Schedule A. Other than these differences in investor eligibility and offering prices, each other Feeder Fund will be offered on substantially identical terms as the Fund.

In order for an investor to invest in the Feeder Fund for which the investor is eligible during the initial offering period, the investor will be required to pay the Initial Purchase Price per share for that Feeder Fund, which will be calculated by the Adviser as of the end of the initial offering period as described below under “Shareholder Guide — How to Buy Shares,” plus any applicable sales load. The estimated Initial Purchase Prices for each Feeder Fund are currently set forth in Appendix A. The Initial Purchase Prices will be different for each Feeder Fund. The purpose of having different Initial Purchase Prices for the Feeder Funds is to establish a fair purchase price for all investors. Investors that face a lower risk of mortality through the Fund Liquidation Date are more likely to benefit from the stream of distributions provided by the Feeder Fund. Conversely, investors that face a higher risk of mortality through the Fund Liquidation Date are less likely to benefit from the stream of distributions provided by the Feeder Fund. The different Initial Purchase Prices allow the Feeder Funds to charge more to investors that are more likely to benefit from the Feeder Funds’ distributions, and charge less to investors that are less likely to so benefit, in each case based on the Adviser’s calculations using actuarial information provided by New York Life. The differences in Initial Purchase Prices will not be based on investor-specific factors other than age and gender.

The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

There is no minimum investment requirement for an investment in the shares. The Adviser will impose a maximum investment amount so that as of the closing, no investor in a Feeder Fund will initially own, indirectly through the Feeder Fund, more than 1% of the Master Fund. In addition, the sale of the Fund’s shares will only occur if at least 250 investors have subscribed for shares in total across all of the Feeder Funds.

Following the initial offering period and until September 1, 2021, the Fund may, at the discretion of the Adviser, offer its shares at the NAV per share, determined as described below under “Determination of Net Asset Value.”

The Fund reserves the right to reject a purchase order, in whole or in part, for any reason. See “Shareholder Guide — How to Buy Shares” below.

Master Fund Investments

As described below under “Description of the Master Fund,” the Master Fund will issue common and preferred shares, which are intended to make distributions and be subject to redemptions, cancellations and repurchase offers at times and in amounts as required to fund the distributions, redemptions and repurchases to be made by the Fund.

Unlisted Closed-End Fund Structure; Limited Liquidity

The Fund’s shares are not listed, and the Fund does not intend to list the shares for trading, on any national securities exchange. Under the terms of the Fund’s Declaration of Trust, the shares are non-transferable. There is no secondary market for the shares and, because shares are non-transferable, no secondary market in the shares will develop. The only liquidity investors in the Fund can expect is from the planned distributions, the mandatory redemptions upon death, the repurchase offers and upon liquidation of the Fund. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund.

Distributor, Transfer Agent and Custodian

Stone Ridge Securities LLC is the Fund’s Distributor. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, is the Fund’s transfer agent (the “Transfer Agent”), administrator (the “Administrator”) and accounting agent. U.S. Bank NA is the Fund’s custodian (the “Custodian”). The Adviser pays fees to the Distributor as compensation for the services it renders. The Adviser compensates U.S. Bancorp Fund Services, LLC and the Custodian for their services. See “Distribution and Servicing Arrangements” below. The Transfer Agent, Administrator, accounting agent and Custodian act in similar capacities with respect to the Master Fund and each other Feeder Fund.

The shares are sold subject to a maximum sales load of up to 1.00%. Brokers and dealers that have entered into selling agreements with the Distributor (each, a “Selling Agent” and together, the “Selling Agents”) typically receive the sales load with respect to the shares sold by the Selling Agents. The Distributor does not retain any portion of the sales load. The Selling Agents may, in their sole discretion, reduce or waive the sales load. Investors should direct any questions regarding any reductions or waivers of the sales loads to the relevant Selling Agent.

Special Risk Considerations

An investment in the Fund involves special risk considerations. Potential investors should consider carefully the risks described below, along with the additional risks described under “Investment Objective, Policies and Risks — Risk Considerations” below.

Potential investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves risk. Before making an investment/allocation decision, potential investors should (i) consider the suitability of this investment with respect to their investment objectives and individual situation, including their health and (ii) consider factors such as their net worth, income, age and risk tolerance. Investment should be avoided where a potential investor has very serious or life-threatening health problems.

The Fund’s principal risk factors are listed below. Before investing, please be sure to read the additional descriptions of these risks under “Risk Considerations” below.

Individual Mortality Risk. Shareholders who die before distributions have been made on a share sold during the Fund’s initial offering period equal in total to the Initial Purchase Price for the Fund (which the Fund currently expects to be May, 2033) will have their shares redeemed for the redemption price, which may be substantially less than the NAV per share at that time. Shareholders who die once distributions have been made on a share sold during the Fund’s initial offering period equal in total to the Initial Purchase Price for the Fund (which the Fund currently expects to be May, 2033) will have their shares cancelled for no value. In either case, shareholders who die will not be entitled to any further distributions.

No rights or value from the shares, other than the right to receive the redemption price, if any, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death, together with the redemption price, if applicable, will represent an adequate return on that shareholder’s investment.

Individual Shareholder Health Risk. In order for a shareholder to receive a positive return on an investment in the Fund, the shareholder must live at least long enough to receive total monthly distributions that exceed the price at which they bought the shares. Shareholders should not invest in the Fund if they have very serious or life-threatening health problems.

Risk that the Fund Will Run Out of Assets Prior to the Fund Liquidation Date. The Initial Purchase Price for the Fund is intended to be a price that will give the Fund sufficient assets to fund its anticipated cash flows. Because those cash flows will depend on the mortality rates experienced by investors in the Feeder Funds, the Adviser will use actuarial estimates of mortality rates provided by New York Life to set the Initial Purchase Price. These actuarial estimates will be based on the assumption that investors who view the Feeder Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Master Fund has insufficient assets to make its monthly distributions before the Fund Liquidation Date, however, the Master Fund and the Feeder Funds will liquidate early, and investors will not receive any distributions following the point in time at which the Master Fund ran out of assets.

Additionally, the actuarial estimates used by the Adviser in managing the Fund reflect New York Life’s estimates of the mortality risk faced by individuals sharing the broad demographic characteristics of the investors in the Feeder Funds (for example, age and gender). These estimates are inherently subject to the risk that changes in factors impacting the mortality rates of this population could render the estimates materially inaccurate. For instance, if a breakthrough in medical science, and the affordable and sufficiently timely distribution to a large enough number of shareholders of that breakthrough, dramatically increases the life expectancy of investors in the Feeder Funds, the Fund may run out of assets prior to the Fund Liquidation Date.

As an example of the potential for a medical breakthrough to impact the Feeder Funds, the Centers for Disease Control and Prevention has estimated that the instantaneous, complete and total elimination of all forms of cancer would increase life expectancy by 3.2 years for newborns and by 1.8 years for a 70-year-old. If (a) this breakthrough occurred 15 years after the launch of the Feeder Funds, (b) the distribution of the breakthrough medication somehow occurred instantly and for free at that exact time to all Americans, and (c) its subsequent impact on shareholder mortality rates was spread evenly over the remaining 10 years of the Feeder Funds’ term, and if there were no other material changes to shareholder mortality rates and interest rates, the Adviser (based on information provided to it by New York Life) has estimated that such a medical breakthrough would cause the Feeder Funds to liquidate in 24.5 years instead of 25 years following the launch of the Feeder Funds.

Due to the novel nature of the Feeder Funds, it is possible that the actuarial estimates of mortality rates provided by New York Life to the Adviser will not accurately predict the mortality rates of the shareholders in the Feeder Funds. To form accurate actuarial estimates for investors in a particular product, actuaries need to make assumptions about the types of individuals who will find a product attractive. For example, purchasers of life insurance may be viewed, as a group, as facing a higher mortality risk than the general public, because they are choosing to purchase a product that pays them if they die. Conversely, annuity purchasers may be viewed, as a group, as facing a lower morality risk than the general public, because they are choosing to purchase a product that pays them if they continue to live. New York Life will provide the Adviser actuarial estimates of mortality rates consistent with the estimates New York Life uses to price income annuities with a refund on the death of the purchaser, based on the assumption that investors who view the Feeder Funds as an attractive investment will be similar in terms of health to investors who view an income annuity with a refund upon death of the investor as an attractive investment. These actuarial estimates reflect the assumption that the population that purchases annuities is generally expected to be healthier and live longer than the general population. However, because the Feeder Funds represent a novel investment product, the health of investors in the Feeder Funds may not be similar to purchasers of annuities with a refund on death. If the health of investors in the Feeder Funds is even better than assumed and therefore investors in the Feeder Funds live materially longer than expected, the Fund may run out of assets prior to the Fund Liquidation Date.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. In addition, as described above under “Risk that the Fund Will Run Out of Assets Prior to the Fund Liquidation Date,” shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions.

Zero-Coupon Securities Risk. The Fund expects to invest a significant amount of its assets in zero-coupon securities such as STRIPS. Because zero-coupon securities pay no interest, their value is generally more volatile than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

Voluntary Early Repurchase Risk. Shareholders who voluntarily tender their shares for repurchase are subject to the risk that the repurchase price will decline between the date they tender their shares for repurchase and the corresponding repurchase date.

Limited Liquidity. The shares are non-transferable. The only liquidity investors in the Fund can expect is from the planned distributions, the mandatory redemptions upon death, the repurchase offers and upon liquidation of the Fund. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares.

Below NAV Redemptions and Repurchases. Unlike a traditional investment company, redemptions and repurchases of the shares will occur at prices not based on the NAV per share. The amounts that investors will receive upon death or voluntary repurchase will be less than the NAV per share, and possibly significantly less (including $0).

Interest Rate Risk. The amount of the Fund’s distributions will not change as interest rates change. If interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. If shareholders were to respond to this increase in rates by tendering their shares to redeploy their capital into such other investment options, the amount they would receive upon repurchase would be less than if interest rates were lower, because the formula used to calculate the repurchase price causes the repurchase price to decline if interest rates increase.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to have distributed substantially all of its assets by the Fund Liquidation Date. Although the Fund will seek to achieve a high level of distributions during the life of the Fund, following the Fund Liquidation Date there will be no further distributions made by the Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

Inadvertent Distribution Risk. As described below under “Distributions, Mandatory Redemptions and Share Cancellations — Distributions,” prior to making any distribution, the Adviser will attempt to verify which shareholders in the Feeder Funds have died, and whose shares have therefore become redeemable or cancellable, by using certain publicly available records and databases used by New York Life in connection with its business. The Adviser believes these sources of information to be generally reliable, but it is likely that, from time to time, a distribution will be made to a deceased shareholder prior to that shareholder’s shares in the applicable Feeder Fund being redeemed because the shareholder’s death has not become known to the Adviser. Any inadvertent distribution to a deceased investor in the Feeder Funds will reduce the Master Fund’s assets and increase the possibility that that Master Fund will run out of assets before the Fund makes all of its planned distributions.

Credit Risk. Securities issued by the U.S. Treasury historically have not had credit-related defaults. However, events in 2011 led to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

FUND EXPENSES

The following table describes the fees and expenses investors may pay if they buy and hold shares of the Fund. Shareholders will indirectly bear fees and expenses of the Master Fund, which are reflected in the following table and in the example below.

Shareholder Transaction Expenses:

Maximum Sales Load (as a percentage of the offering price)(1)	1.00%

Annual Fund Operating Expenses (as a percentage of net assets attributable to the shares)(2)

Management Fees(3)	0.60%

Other Expenses(4)	0.00%

Total Annual Fund Operating Expenses	0.60%

(1)

The Distributor acts as the distributor of the shares on a best efforts basis, subject to various conditions. The Fund may be offered through Selling Agents that have entered into selling agreements with the Distributor. Selling Agents typically receive the sales load with respect to the shares sold by them. The Distributor does not retain any portion of the sales load. The shares are sold subject to a maximum sales load of up to 1.00%. The Selling Agents may, in their sole discretion, reduce or waive the sales load. Investors should direct any questions regarding any reductions or waivers of the sales loads to the relevant Selling Agent.

(2)

Amount assumes that the Fund sells $30,000,000 worth of shares in this offering and that the Fund’s net offering proceeds from those sales equal $30,000,000. Expenses are estimated. Actual expenses will depend on the Fund’s net assets, which will be affected by the number of shares the Fund sells in this offering. For example, if the Fund were to raise proceeds significantly less than this amount, average net assets would be significantly lower and some expenses as a percentage of net assets would be significantly higher. There can be no assurance that the Fund will sell $30,000,000 worth of shares.

(3)

Management Fees include fees payable to the Adviser for advisory services and for supervisory, administrative and other services. The Fund pays for the advisory, supervisory and administrative services it requires under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Feeder Funds (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 0.60% of the Master Fund’s average daily total assets less total liabilities, other than any liability represented by outstanding preferred shares. The Unified Management Fee is allocated each day between the Feeder Funds based on the percentage of the total number of shares (adding together common and preferred shares) of the Master Fund held by the applicable Feeder Fund. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management of the Fund — The Adviser” for an explanation of the Unified Management Fee. Only the Management Fee of the Fund is shown. Under the Master Fund’s management agreement, the Adviser is entitled to receive a management fee at the annual rate of 0.60% of the Master Fund’s average daily total assets less total liabilities, other than any liability represented by outstanding preferred shares, as payment for its advisory, supervisory and administrative services to the Master Fund; however, the Adviser has contractually agreed to waive each month the portion of the Master Fund’s management fee attributable to the assets of the Fund invested in the Master Fund to an annualized rate of 0.00% for so long as the Fund invests substantially all of its assets in the Master Fund. This fee waiver may only be modified by the mutual consent of the Adviser and the Master Fund, including a majority of the trustees of the Master Fund who are not “interested persons” of the Master Fund (as defined in the 1940 Act). The Management Fee relating to the Fund shown above is estimated for the Fund’s current fiscal year.

(4)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year and include the Fund’s pro rata share of the Master Fund’s fees and other expenses, including, without limitation, transaction costs, financing costs and other expenses. Please see “Management of the Fund — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee. The estimated amount also assumes the Feeder Funds sell $4,000,000,000 worth of their shares.

Example. The following Example is intended to help investors understand the various costs and expenses that investors, as holders of shares, would bear directly or indirectly. The Example assumes that an investor invests $1,000 in shares of the Fund for the time periods indicated. The Example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same. The Example should not be considered a representation of the Fund’s future expenses. Although an investor’s actual costs may be higher or lower, based on these assumptions an investor’s costs would be:

1 Year	3 Years	5 Years	10 Years
$16	$29	$43	$84

FINANCIAL HIGHLIGHTS

The Fund is newly organized and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

THE FUND

The Fund is a series of Stone Ridge Longevity Risk Premium Fixed Income Trust 83M (the “Trust”), a newly organized closed-end management investment company registered under the 1940 Act. The Trust was organized as a Delaware statutory trust on February 10, 2020, pursuant to a Certificate of Trust. The Fund has no operating history. The Fund’s principal office is located at 510 Madison Ave, 21st Floor, New York City, NY 10022.

USE OF PROCEEDS

The Fund will invest the proceeds of the offering of shares in accordance with its investment objective and policies as stated below. It is currently anticipated that the Fund will be able to invest all or substantially all of the net proceeds according to its investment objective and policies within a week of its receipt of the proceeds.

INVESTMENT OBJECTIVE, POLICIES AND RISKS

Set forth below is additional information about the Fund’s investment strategies and risks.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to achieve, during the lifetime of the Fund’s shareholders until the Fund Liquidation Date, a high level of monthly distributions while maintaining the safety of the principal amount of the Fund’s investments. There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

PRINCIPAL INVESTMENT POLICIES

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as STRIPS (Separately Traded Registered Interest and Principal Securities), or other securities that are also backed by the full faith and credit of the U.S. government. STRIPS resemble zero coupon bonds, where the investor receives a single payment at maturity. The payments made on the STRIPS held by the Fund represent the specific interest or principal components of the U.S. Treasury notes or bonds to which the STRIPS are related. The Fund will seek to purchase STRIPS that will mature at the appropriate times and in the appropriate amounts to fund its anticipated monthly distributions and share redemptions.

STRIPS do not make periodic interest payments and are initially sold at a discount from their face value at maturity. This discount depends on the time remaining until maturity, as well as prevailing interest rates and the liquidity of the security. The discount typically decreases as the maturity date approaches. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.

The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities. The Fund will provide written notice to shareholders at least 60 days prior to a change in its 80% policy. When used in this prospectus, descriptions of actions taken or investments made by the Fund include actions taken or investments made by the Master Fund.

Changes to the Fund’s Investment Policies. The Fund’s investment policies may be changed without shareholder approval unless a policy is identified in this prospectus or in the Statement of Additional Information as “fundamental.” The Fund’s investment objective is designated as fundamental and, as such, cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities.

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance and therefore the performance of the Fund. Based on the Fund’s anticipated portfolio of investments, the Fund does not anticipate having a material portfolio turnover rate. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

RISK CONSIDERATIONS

Potential investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves risk. Before making an investment/allocation decision, potential investors should (i) consider the suitability of this investment with respect to their investment objectives and individual situation, including their health and (ii) consider factors such as their net worth, income, age and risk tolerance. Investment should be avoided where a potential investor has very serious or life-threatening health problems.

The Fund is subject to the principal risks described above under “Special Risk Considerations” and the additional risks described below. As with any investment company, there is no guarantee that the Fund will achieve its investment objective. An investor could lose part of their investment in the Fund, and the Fund could underperform other investments.

U.S. Government Securities Risk. The Fund will invest in securities issued or guaranteed by the U.S. government (including U.S. Treasury obligations which differ in their interest rates, maturities and times of issuance). U.S. Government Securities are subject to market risk, risks related to changes in interest rates and credit risk. Securities that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for these securities will fluctuate. Although these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. As a result of their credit quality and market liquidity, U.S. Government Securities generally provide a lower current return than obligations of other issuers.

Liquidation Risk. The Fund expects to liquidate its remaining U.S. Government Securities on the Fund Liquidation Date and distribute the proceeds to surviving investors. Although the types of U.S. Government Securities in which the Fund will invest have historically been liquid, it is possible that due to a market or political disruption around the time of the Fund Liquidation Date, the Fund’s U.S. Government Securities could become illiquid. In that case, the Fund may need to liquidate its securities over a number of trading days, resulting in the Fund’s assets being uninvested for a period of time, or the Fund may receive a price for its securities below what the Adviser believes they would receive in the absence of any disruption.

Management and Operational Risk; Cyber-Security Risk. The Fund is subject to management risk because it relies on the Adviser’s ability to achieve its investment objective. The Fund runs the risk that the Adviser’s management techniques will fail to produce desired results and cause the Fund to incur significant losses. The Adviser may select investments that do not perform as anticipated by the Adviser.

Any imperfections, errors or limitations in quantitative analyses, actuarial assumptions and models used by the Adviser (or New York Life, in providing information to the Adviser) as part of the investment process could affect the Fund’s performance. Neither the Adviser nor New York Life, in respect of the information it provides to the Adviser, have provided or will provide any guarantee or assurance to the Fund that these quantitative analyses, actuarial assumptions or models will accurately reflect the Fund’s performance. See “Inadvertent Distribution Risk” above.

The Fund is also subject to the risk of loss as a result of other services provided by the Adviser and other service providers, including the actuarial services provided by New York Life to the Adviser and the pricing, administrative, accounting, tax, legal, custody, transfer agency and other services provided by other service providers. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error and cyber-attacks, disruptions and failures affecting, or by, a service provider.

The Fund’s, the Adviser’s, New York Life’s and the Fund’s other service providers’ use of internet, technology and information systems may expose the Fund to potential risks linked to cyber-security breaches of those technological or information systems. Cyber-security breaches could allow unauthorized parties to gain access to proprietary information, customer data or Fund assets, or cause the Fund or its service providers to suffer data corruption or lose operational functionality. With the increased use of technologies and the dependence on computer systems to perform necessary business functions, investment companies (such as the Fund) and their service providers (including the Adviser) may be prone to operational and information security risks resulting from cyber attacks and/or other technological malfunctions. In general, cyber attacks are deliberate, but unintentional events may have similar effects. Cyber attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber attacks against, or security breakdowns of, the Fund, the Adviser, or the custodian, transfer agent, or other third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber attacks may interfere with the processing of shareholder transactions, affect the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, result in theft of Fund assets, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While the Adviser has established business continuity plans and systems designed to prevent cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified.

No Prior History. The Fund is a series of a newly-organized closed-end management investment company with no history of operations, thus has no financial statements or other meaningful operating or financial data on which potential investors may evaluate the Fund and its performance, and is designed for long-term investors and not as a trading vehicle.

Changes to the Fund’s Investment Policies. The Fund’s policies may be changed without shareholder approval unless a policy is identified as “fundamental.” The Fund’s investment objective is designated as fundamental and, as such, cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities.

Anti-Takeover Provisions. The Declaration of Trust, together with any amendments thereto, include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.

Tax Risk. The Fund intends to elect to be treated as and to qualify each year for treatment as a regulated investment company (“RIC”) under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify for such treatment, the Fund must derive at least 90% of its gross income each taxable year from qualifying income, meet certain asset diversification tests at the end of each fiscal quarter and distribute at least 90% of its investment company taxable income for each taxable year.

If, in any year, the Fund were to fail to qualify for treatment as a RIC under the Code for any reason, and were not able to cure such failure, the Fund would be treated as a “C Corporation” and, as such, would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.

MANAGEMENT OF THE FUND

Board of Trustees

The Board of Trustees of the Trust (the “Board”) oversees the conduct of the Fund’s affairs and the Adviser’s management of the Fund. The composition of the boards of trustees responsible for overseeing the Master Fund and each other Feeder Fund are currently the same as the composition of the Board.

The Adviser

Stone Ridge acts as the Fund’s investment manager under an Investment Management Agreement (the “Management Agreement”). Stone Ridge also acts as the investment adviser to the Master Fund and to each other Feeder Fund. Stone Ridge’s principal office is located at 510 Madison Avenue, 21st Floor, New York, New York 10022. As of December 31, 2019, Stone Ridge’s assets under management were approximately $14 billion. Stone Ridge is a Delaware limited liability company and is controlled by Stone Ridge Holdings Group LP, a holding company for the Adviser and its affiliates.

Under the general oversight of the Board, Stone Ridge has been engaged to carry out the investment and reinvestment of the assets of the Fund, furnish continuously an investment program with respect to the Fund, determine which investments should be purchased, sold or exchanged and implement such determinations by causing the Fund to make investments. Stone Ridge compensates all Trustees and officers of the Fund who are members of Stone Ridge’s organization and who render investment services to the Fund. Pursuant to the Management Agreement with the Feeder Funds, the Adviser is paid a Unified Management Fee equal to 0.60% of the Master Fund’s average daily total assets less total liabilities, other than any liability represented by outstanding preferred shares. The Unified Management Fee is allocated each day between the Feeder Funds based on the percentage of the total number of shares (adding together common and preferred shares) of the Master Fund held by the applicable Feeder Fund. Stone Ridge may voluntarily reimburse any fees and expenses of the Fund but is under no obligation to do so. Any voluntary reimbursements may be terminated at any time.

Stone Ridge’s engagements with the Master Fund and the other Feeder Funds are on substantially identical terms to its engagement with the Fund, except that in light of the fees to be paid to Stone Ridge by the Fund and each other Feeder Fund, Stone Ridge has agreed contractually to waive the management fee payable by the Master Fund with respect to a Feeder Fund’s assets invested in the Master Fund for so long as the Feeder Fund invests substantially all of its assets in the Master Fund.

A discussion regarding the considerations of the Board for approving the Management Agreement will be included in the Fund’s first annual or semi-annual report to shareholders, as applicable, which is expected to be the annual report for the period ended December 31, 2020.

Pursuant to the Management Agreement, Stone Ridge agrees to manage the investment and reinvestment of the Fund’s assets, determine what investments will be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund will be held uninvested and continuously review, supervise and administer the investment program of the Fund. In addition, under the terms of the Management Agreement, subject to the general supervision of the Board, Stone Ridge provides or causes to be furnished all supervisory, administrative, custodial and other services reasonably necessary for the operation of the Fund under the Unified Management Fee, including Stone Ridge’s own operating and overhead expenses attributable to its duties under the Management Agreement (such as salaries, bonuses, rent, office and administrative expenses, depreciation and amortization and auditing expenses).

In addition to bearing the Unified Management Fee, the Fund (and not the Adviser) bears the following expenses: the Fund’s, and the Fund’s pro rata share of the Master Fund’s, ordinary and recurring investment expenses, including all fees and expenses directly related to portfolio transactions and positions for the Fund’s account (including brokerage, clearing, and settlement costs), interest charges, custody or other expenses attributable to negative interest rates on investments or cash, borrowing and other investment-related costs and fees including interest and commitment fees, short dividend expense, acquired fund fees and expenses, and taxes; expenses in connection with the filing of Form PQR; litigation and indemnification expenses, judgments and extraordinary expenses not incurred in the ordinary course of the Fund’s or the Master Fund’s business. The Adviser has agreed to waive the management fee payable by the Master Fund with respect to the Fund’s assets invested in the Master Fund for so long as the Fund invests substantially all of its assets in the Master Fund.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Portfolio Managers

Austin Campbell, Nate Conrad and Li Song are the Portfolio Managers of the Fund. Each of the Portfolio Managers has been a Portfolio Manager of the Fund since inception. Each of the Portfolio Managers is also a portfolio manager of other investment companies, including mutual funds, and in particular the Master Fund and each other Feeder Fund.

Austin Campbell. Austin Campbell, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Conrad and Mr. Song. Prior to joining Stone Ridge in 2018, Mr. Campbell worked at JP Morgan as the head trader of the Insurance-Linked Securities trading desk. Mr. Campbell received his MBA in Quantitative Finance from New York University and his B.S. in Mathematics from California State University, Chico.

Nate Conrad. Nate Conrad, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Campbell and Mr. Song. Prior to joining Stone Ridge in 2016, Mr. Conrad worked at Goldman Sachs as the senior trader in Interest Rates Electronic Trading. Mr. Conrad received his BSE in Computer Information Science from the University of Pennsylvania’s Engineering School.

Li Song. Li Song, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Campbell and Mr. Conrad. Prior to joining Stone Ridge in 2018, Mr. Song worked at Goldman Sachs as a senior strategist in Emerging Markets foreign exchange, interest rate, options, and credit products. Mr. Song received his PhD, M.Phil., and M.A. in Statistics from Columbia University and his B.S. in Mathematics at the University of Science and Technology of China.

Adviser’s Investment Committee

The Adviser’s Investment Committee (the “Committee”) oversees the investment policies and strategies of the Adviser and monitors risk within the funds advised by the Adviser, including the Fund and the Master Fund.

The members of the Committee, and their professional background and experience, are as follows:

Daniel Fleder. Mr. Fleder joined Stone Ridge in 2016. Mr. Fleder is the Chair of the Committee and serves as Head of Risk at Stone Ridge. Mr. Fleder was previously Head of Markets and Head of Variance Risk Premium at Stone Ridge. Mr. Fleder received his PhD in Operations Research and MS in Statistics from the University of Pennsylvania (Wharton) and BSE in Engineering from the University of Pennsylvania (Engineering School).

Robert Gutmann. Mr. Gutmann is a co-founder of Stone Ridge. Mr. Gutmann has held a variety of leadership roles at Stone Ridge, including Head of Product Development and Execution and his current role as Head of Digital Asset Strategies. Mr. Gutmann received his B.A. in Mathematics and Music from Columbia University.

Ross Stevens. Mr. Stevens founded Stone Ridge in 2012, and serves as Chief Executive Officer. Mr. Stevens received his PhD in Finance and Statistics from the University of Chicago (Booth) and his BSE in Finance from the University of Pennsylvania (Wharton).

Yan Zhao. Ms. Zhao is a co-founder of Stone Ridge. Ms. Zhao has held a variety of leadership roles at Stone Ridge, including Head of Reinsurance and her current role as Head of Flourish. Ms. Zhao holds an MBA from Harvard Business School and a BA in Economics from Harvard University.

Additional Information Regarding the Adviser and Portfolio Managers

The Statement of Additional Information provides additional information about the Adviser, including information about potential conflicts of interest that the Adviser may face in managing the Fund, and about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager and each Portfolio Manager’s ownership of securities in the Fund. The Statement of Additional Information is part of this prospectus and is available free of charge by calling (855) 609-3680 or at www.stoneridgefunds.com. The information (other than this prospectus, including the Statement of Additional Information) contained on, or that can be accessed through, www.stoneridgefunds.com is not part of this prospectus or the Statement of Additional Information.

Control Persons

A control person is a person who beneficially owns more than 25% of the voting securities of a company. An affiliate of Stone Ridge is currently the sole shareholder of the Fund and, therefore, a control person. However, it is anticipated that the affiliate of Stone Ridge will no longer be a control person once this offering is completed.

The Fund’s Service Providers

Custodian. U.S. Bank NA, located at 1555 N. Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, is the Fund’s custodian.

Transfer Agent. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the Fund’s transfer agent and dividend disbursing agent.

Administrator. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Administrator”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the Fund’s administrator and accounting agent, performing general administrative tasks for the Fund, including, but not limited to, keeping financial books and records of the Fund. The Adviser compensates the Administrator for its services out of the Unified Management Fee.

Independent Registered Public Accounting Firm. Ernst & Young LLP, 220 South 6th Street, Minneapolis, MN 55402, serves as the Fund’s Independent Registered Public Accounting Firm, and is registered with, and subject to regular inspection by, the Public Company Accounting Oversight Board.

Legal Counsel. Ropes & Gray LLP, located at 800 Boylston Street, Boston, Massachusetts, acts as legal counsel to the Fund.

DISTRIBUTIONS, MANDATORY REDEMPTIONS AND SHARE CANCELLATIONS

Distributions

Until the earlier of the Fund Liquidation Date or the last scheduled distribution date on which the Fund has assets to distribute, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund, for a total of $1.00 per share per year. The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month.

Because the Fund expects its monthly distributions to exceed the Fund’s net investment income and net realized capital gains, the Fund expects a portion of each distribution to be a return of capital or capital gains, depending on the shareholder’s tax basis in the shares. If, in and with respect to any taxable year, the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits, the excess distribution will be treated as return of capital to the extent of the shareholder’s tax basis in its shares, and to the extent it exceeds the tax basis, as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition, if any, by the shareholder of its shares. See “Distributions and Federal Income Tax Matters” for a discussion of the tax consequences of the Fund’s intended distributions.

If the actual mortality rates experienced by shareholders in the Feeder Funds during the life of the Feeder Funds are materially lower than the actuarial estimates used to calculate the Initial Purchase Prices per share for each Feeder Fund (as described below under “Shareholder Guide — How to Buy Shares”), the Fund may run out of assets prior to the Fund Liquidation Date, and therefore be unable to make any further distributions. If, on any scheduled distribution date, the Fund has insufficient assets to make the planned distribution, the Fund will liquidate and distribute all proceeds from that liquidation, if any, to its shareholders at the time of the liquidation. See “Risk that the Fund Will Run Out of Assets Prior to the Fund Liquidation Date” above.

Mandatory Redemption or Cancellation Upon Death

All shares held by a shareholder will be redeemed or cancelled by a Feeder Fund upon the shareholder’s death. Initially, the shares will be redeemed for a redemption price equal to the Initial Purchase Price minus the total amount of distributions per share a Feeder Fund has made since the commencement of investment operations of the Feeder Fund (the “Redemption Price”). The Redemption Price will not be less than $0. Since subsequent purchasers of shares of the Fund will have their redemption price calculated using the Initial Purchase Price for the Fund even though they purchased their shares at a different price, their redemption price will be reduced by distributions they did not receive. The Initial Purchase Price excludes any sales load paid by a shareholder. A description of the Initial Purchase Price is in “How to Buy Shares” below. Each Feeder Fund will redeem shares quarterly (on or about the last business day of each February, May, August and November) for all shareholders who died before the start of the then current calendar quarter, in accordance with the procedures set forth below under “Procedures for Determining Redemptions and Cancellations.” Shareholders of a Feeder Fund who have had their shares redeemed will not be entitled to any distributions made by the Feeder Fund on any distribution date following the redemption. The Master Fund will redeem a portion of its securities held by a Feeder Fund upon the death of an investor in that Feeder Fund, at redemption prices that will enable that Feeder Fund to pay the redemption price the Feeder Fund owes to its investor (a “Master Fund Redemption”), as described below under “Description of the Master Fund.”

If, upon the death of a shareholder of a Feeder Fund, the amount of distributions paid per share since the commencement of investment operations of the Feeder Fund is greater than the Initial Purchase Price for the Feeder Fund, then the redemption price will be zero. In this case, the shares will be cancelled for no value. Upon the occurrence of an automatic cancellation of a Feeder Fund’s shares, a corresponding portion of the Master Fund securities held by the Feeder Fund will be cancelled for no value.

Procedures for Determining Redemptions and Cancellations

Prior to the last business day of each February, May, August and November (each, a “Redemption Date”), the Adviser will determine, working with New York Life and using the operational procedures New York Life uses in its business, whether any shareholder has died, resulting in eligibility for a redemption or cancellation, as applicable. If the Adviser determines that a shareholder has died, it will send or cause to be sent a notice of determination to that shareholder using the contact information on file with the Transfer Agent no later than the fifteenth (15th) calendar day of the month preceding the month of the Redemption Date. Any shareholder that receives a notice in error must contact the Adviser prior to the Redemption Date or their shares will be subject to redemption or cancellation, as applicable. Additionally, shareholders must keep their contact information on file with the Transfer Agent up to date or they risk having their shares redeemed early or cancelled, as applicable, and not receiving distributions they would otherwise be entitled to if they are identified as being deceased in error. If, within one year following a redemption or cancellation of a shareholder’s shares, that shareholder notifies the Adviser that he or she has not died, the Adviser will direct the Transfer Agent to reverse the redemption or cancellation. In the case of a redemption, the Transfer Agent must receive from that shareholder the redemption price paid to the shareholder. The Transfer Agent will then deliver to that shareholder any distributions paid on the shares prior to reversal and not received by that shareholder as a result of the redemption or cancellation.

Shares are not permitted to be transferred to any person or entity other than the Fund, nor are they permitted to be held jointly. For purposes of this prospectus and the operations of the Fund, including determining whether shares are redeemable or cancellable, the holder of any share of the Fund will be the natural person who subscribed for that share of the Fund when the share was originally purchased, regardless of how the shares are held for state law purposes.

SHAREHOLDER GUIDE

HOW TO BUY SHARES

The Fund has authorized the Distributor to receive orders on its behalf. The Fund is deemed to have received an order when the Distributor receives the order in good order. The Fund will offer its shares during the period (the “initial offering period”) from the date of this prospectus through the date the Distributor notifies all investors that have subscribed for shares that the initial offering period will be closed (the “Final Opt-out Date”), a period expected to last approximately six (6) months. Six (6) calendar days prior to the Final Opt-out Date (the “Pricing Date”), a new prospectus will be distributed with updated estimates for the Initial Purchase Price for each Feeder Fund. Investors who have subscribed for shares prior to that date will be provided an updated prospectus and will be given until 4:00 p.m., New York City time, on the Final Opt-out Date to cancel or edit their subscription and, in cases where the revised subscription is less than the original subscription, receive their subscription amount back from the Distributor.

Immediately following the Final Opt-out Date, the Adviser will calculate the Initial Purchase Prices as described in this prospectus. If the Initial Purchase Price for each Feeder Fund falls within 95% - 105% of the estimated Initial Purchase Price for that Feeder Fund in the prospectus most recently distributed prior to the Final Opt-out Date, the sale of the Fund’s shares will occur. If one or more of the Initial Purchase Prices falls outside 95% - 105% of the estimate in the prospectus, the Adviser will distribute an updated prospectus with revised estimates and investors will be given an additional 6 calendar days to cancel or edit their subscription.

During the initial offering period, prospective investors will generally be required to subscribe for the shares online through a website maintained by the Distributor. Unless the shares are to be purchased through a Selling Agent (in which case the prospective investor will be required to follow the procedures of the Selling Agent), prospective investors may be required to open a brokerage account with the Distributor if they do not already have a brokerage account with the Distributor, as broker-dealer. As part of the subscription process, prospective investors will be required to provide certain demographic information, including date of birth, gender and social security number or taxpayer identification number, to enable the Fund to price the shares as described below and to enable the Adviser to monitor for shares that may be redeemable by the Fund at the next Redemption Date as described under “Distributions, Mandatory Redemptions and Share Cancellations — Procedures for Determining Redemptions and Cancellations.” Prior to the end of the initial offering period, investors wishing to subscribe for shares of the Fund will be required to have available funds in escrow with the Distributor, where the funds will be held in a brokerage account where they will earn interest for the benefit of the investors. Investors purchasing shares through a Selling Agent will be required to follow the escrow procedures put in place by the Selling Agent.

The Fund will offer its shares during the initial offering period and for a limited time thereafter to investors who are men born on or between January 1, 1937 and December 31, 1937. The Fund is registering $30,000,000 in shares. Each share sold in the initial offering period will be sold at the “Initial Purchase Price” for the Fund plus any applicable sales load. After the initial offering period until September 1, 2021, the Fund may offer its shares at NAV per share to investors who, based on their age and gender, would have been eligible to invest in the Fund at the commencement of investment operations of the Fund. See “Determination of Net Asset Value” below.

The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

Potential investors should consider investing in the Fund if they are generally healthy, desire fixed monthly distributions and are willing to accept the risks of the Fund described herein, including the risk that they die earlier than expected or that shareholders in the Fund and the other Feeder Funds generally live longer than expected. In order for a shareholder to receive a positive return on an investment in the Fund, the shareholder must live at least long enough to receive total monthly distributions that exceed the price at which they bought the shares.

People with serious or life-threatening health problems should not invest in the Fund.

In order for an investor to invest in the Feeder Fund for which the investor is eligible during the initial offering period, the investor will be required to pay the Initial Purchase Price per share for that Feeder Fund, which will be calculated by the Adviser as of the end of the initial offering period as follows.

The Initial Purchase Price per share for each Feeder Fund will be equal to the Adviser’s estimate of the actuarially fair price for one share of that Feeder Fund based on prospective investors’ age and gender. To calculate this price, the Adviser will use the actuarial estimates of mortality rates for the Feeder Fund’s investors provided to the Adviser by New York Life. These actuarial estimates will be used to estimate the cash flows that are necessary to enable one share of the Feeder Fund to satisfy its intended cash flow needs (including the planned monthly distributions, potential redemption prices and fees payable by the Feeder Fund) throughout the life of the Feeder Fund. The Adviser will include in these cash flows a small target final distribution to surviving shareholders on the Fund Liquidation Date. If the Adviser did not include any final distribution in the estimated cash flows, then any decrease in shareholder mortality would cause the Fund to run out of assets early. Conversely, by including a final distribution, small decreases in shareholder mortality will instead cause the size of the final distribution to decrease. The Adviser will set a small target final distribution such that, based on statistical analysis and using the actuarial information provided by New York Life, the Fund will not run out of assets prior to the Fund Liquidation Date with at least 95% likelihood. Once the Adviser has estimated all the cash flows during the life of the Feeder Fund, the Adviser will set the Initial Purchase Price to be the price per share that will allow the Feeder Fund, based on prevailing interest rates as of the end of the initial offering period, to invest in STRIPS and other U.S. government securities that would be expected to produce the cash flows the Feeder Fund needs to meet its obligations with respect to one share. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

After the initial offering period until September 1, 2021, the Fund may offer its shares at NAV per share to investors who, based on their age and gender, would have been eligible to invest in the Fund at the commencement of investment operations of the Fund. See “Determination of Net Asset Value” below.

All investments are subject to approval of the Adviser, and all investors must complete and submit the necessary account registration forms in good order. The Fund reserves the right to reject any investment and to suspend the offering of shares.

Clients of investment advisory organizations may also be subject to investment advisory and other fees under their own arrangements with such organizations.

Shares of the Fund generally may be sold only to U.S. citizens or U.S. residents. The Fund reserves the right to refuse any request to purchase shares.

Investment Minimums

There is no minimum investment requirement for an investment in the shares.

Other Policies

No Share Certificates. The issuance of shares is recorded electronically on the books of the Fund. An investor will receive a confirmation of, or account statement reflecting, each new transaction in their account, which will also show the total number of shares of the Fund they own. An investor can rely on these statements in lieu of certificates. The Fund does not issue certificates representing shares of the Fund.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent or authorized intermediary will verify certain information upon account opening as part of the Fund’s Anti-Money Laundering Program. An investor will be asked to supply certain required information, such as their full name, date of birth, social security number and permanent street address.

If the identity of a customer cannot be verified, the account will be rejected or the customer will not be allowed to perform a transaction on the account until the customer’s identity is verified. The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

The Fund and its agents are not responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and repurchasing an investor’s shares when an investor’s identity is not verified.

In addition, the Fund may be required to “freeze” an account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

EARLY REPURCHASES

To provide liquidity to its shareholders, each Feeder Fund (including the Fund) will offer, on a quarterly basis, to repurchase up to 100% of the Feeder Fund’s shares (each, an “Early Repurchase”). The Feeder Funds currently anticipate the repurchase offers will commence on the date that is 20 business days prior to the end of each February, May, August and November and will end on the last business day of that month, with payment being made on the third (3rd) business day of the following month (each, an “Early Repurchase Date”). Shareholders may submit repurchase requests for their shares at any time during this 20 business day period, but the Early Repurchase Price (as defined below) will not be determined until the last business day of the period. The Early Repurchase Price may decline between when a shareholder submits a repurchase request for his or her shares and the date the repurchase price is determined. The repurchase price on an Early Repurchase Date will equal the applicable “Early Repurchase Price.” The Distributor anticipates maintaining a website where shareholders can submit their Early Repurchase requests. Shareholders who submit Early Repurchase requests will be entitled to receive any distribution paid on the shares on the Early Repurchase Date for that Early Repurchase. The Early Repurchase Price is determined by a formula described below, but will be less than NAV, and potentially substantially less than NAV, and will be less than the redemption price that would be payable upon a shareholder’s death.

If in the future, the Board determines that revisions to the repurchase procedures described above are required, the Board will adopt such revised repurchase procedures.

The Early Repurchase Price for a Feeder Fund on any Early Repurchase Date will equal the product of (i) the Redemption Price for that Feeder Fund (i.e., the price a shareholder in that Feeder Fund would currently receive if the shares were subject to a mandatory share redemption upon the shareholder’s death) as of that Early Repurchase Date, after taking into account any distribution paid on that Early Repurchase Date, multiplied by (ii) the Market Value Adjustment. The Market Value Adjustment on any Early Repurchase Date will be equal to the lesser of (a) 98% and (b) a percentage determined according to the following formula:

Market Value Adjustment = 98% – [(10yrCMTt – 10yrCMTlaunch) x Duration], where

10yrCMTt = the 10-Year Treasury Constant Maturity Rate published each business day by the Board of Governors of the Federal Reserve System, or, if such rate ceases to be published, a successor rate reasonably determined by the Board (the “10-Year CMT”), on such Early Repurchase Date;

10yrCMTlaunch = the 10-Year CMT as of the end of the initial offering period; and

Duration = an estimate of the duration of the periodic interest payments of a hypothetical coupon-paying U.S. Government Security with a 25-year maturity, calculated by the Adviser as of the end of the initial offering period.

For example, if a shareholder were to submit a repurchase request for $1,000 of shares after receiving $100 in distributions, the Redemption Price at that time would be $900. Assuming a 10yrCMTt of 1.75%, a 10yrCMTlaunch of 1.50% and a duration of 10 years, the Market Value Adjustment would be 95.5%, because 98% - [(1.75% - 1.50%) x 10] equals 95.5% and that is less than 98%, the shareholder would then expect to receive as the Early Repurchase Price the product of $900 multiplied by 95.5%, which equals $859.50.

If the Early Repurchase Price determined by the formula above is negative, then the Early Repurchase Price will be $0.

Once the total amount of distributions per share since the initial offering period is equal to the Initial Purchase Price, the Early Repurchase Price will reach $0, at which point shareholders would receive no value upon an Early Repurchase.

Because each Feeder Fund will invest all or substantially all of its assets in the Master Fund, the Master Fund will conduct quarterly repurchase offers for up to 100% of its securities to enable the Feeder Funds to make the Early Repurchases.

Shareholders may log in to the website maintained by the Distributor, www.flourish.com (or, if they purchased their shares through a Selling Agent, by contacting the Selling Agent), on any business day to obtain the Early Repurchase Price (calculated as if the day on which the Distributor is determining the Early Repurchase Price were the Early Repurchase Date).

An Early Repurchase request for shares will be in “good order” when the Distributor receives, in writing, all required information to effect the repurchase, including the shareholder’s name, account information and the number of shares the shareholder is tendering. If a shareholder (1) is tendering shares worth more than $50,000 or (2) has undergone a change in their account registration or address within the last 30 days, the shareholder may, for security reasons, be asked by the Distributor to take additional steps to validate the tender.

DISTRIBUTION AND SERVICING ARRANGEMENTS

The Distributor, located at 510 Madison Avenue, 21st Floor, New York, NY 10022, is the principal underwriter and distributor of shares of the Fund. The Distributor is an affiliate of the Adviser. The Distributor acts as the distributor of shares for the Fund on a best efforts basis, subject to various conditions, pursuant to the terms of its contract with the Fund. The Distributor is not obligated to sell any specific amount of shares of the Fund, or to buy any of the shares. Shares of the Fund are offered through the Distributor, as the exclusive distributor. The Fund has agreed to indemnify the Distributor and its affiliates against certain liabilities, including certain liabilities arising under the Securities Act of 1933, as amended, and the 1940 Act. The Distributor has agreed to indemnify the Fund, the Adviser and each Trustee against certain liabilities arising from the Distributor’s willful misfeasance, bad faith, negligence or reckless disregard in the performance of its duties, obligations or responsibilities under the distribution agreement.

Selling Agents typically receive the sales load with respect to the shares sold by them. The Distributor does not retain any portion of the sales load. Purchases of shares are subject to a maximum sales load of up to 1.00%. The Selling Agents may, in their sole discretion, reduce or waive the sales load. Investors should direct any questions regarding any reductions or waivers of the sales loads to the relevant Selling Agent.

No market exists for the Fund’s shares. The Fund’s shares are not listed, and the Fund does not intend to list the shares, for trading on any national securities exchange. There is no secondary market for the Fund’s shares and, because shares are non-transferable, no secondary market in the shares will develop. Neither the Adviser nor the Distributor intends to make a market in the Fund’s shares.

The Distributor provides the platform through which investors may purchase the shares. The Adviser pays fees to the Distributor to compensate the Distributor in connection with personal and account maintenance services rendered to Fund shareholders, including but not limited to electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s Transfer Agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request.

DETERMINATION OF NET ASSET VALUE

The NAV per share of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments, cash and other assets, less any liabilities (including accrued expenses or dividends), by the total number of shares outstanding. The Fund’s shares will be valued as of a particular time (the “Valuation Time”) on each day that the New York Stock Exchange (“NYSE”) opens for business1; provided, that the Fund reserves the right to calculate the NAV more or less frequently if deemed desirable. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The current NAV per share of the Fund may be obtained by contacting the Transfer Agent by telephone at (855) 609-3680.

In accordance with the regulations governing registered investment companies, the Fund’s transactions in portfolio securities and purchases and sales of shares (which bear upon the number of shares outstanding) are generally not reflected in the NAV determined for the business day on which the transactions are effected (the trade date), but rather on the following business day.

The Board has approved procedures pursuant to which the Fund values its investments (the “Valuation Procedures”). The Board has established an Adviser Valuation Committee made up of employees of the Adviser to which the Board has delegated responsibility for overseeing the implementation of the Valuation Procedures and fair value determinations made on behalf of the Board.

The Fund’s investments in the Master Fund will be valued at the Fund’s current expectation of the present value of (i) the distributions to be made by the Master Fund with respect to those investments during the life of the Fund multiplied by the probability that the Fund will receive those future distributions (i.e., for each expected distribution, the probability that those investments will not be subject to redemption or cancellation prior to such distribution) plus (ii) any payments expected to be received from the Master Fund in connection with any redemptions, in each case, discounted at the risk-free rate and based on the Adviser’s calculations using actuarial information provided by New York Life.

[1]

The NYSE is open from Monday through Friday, 9:30 a.m. to 4:00 p.m., Eastern time. NYSE, NYSE Arca, NYSE Bonds and NYSE Arca Options markets will generally close on, and in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

The Master Fund’s will value its investments pursuant to procedures approved by the Master Fund’s board of trustees (the “Master Fund Valuation Procedures”). The Master Fund’s board of trustees has established an Adviser Valuation Committee made up of employees of the Adviser to which the board has delegated responsibility for overseeing the implementation of the Master Fund Valuation Procedures and fair value determinations made on behalf of the board.

Listed below is a summary of certain of the methods generally used currently to value investments of the Master Fund under the Master Fund Valuation Procedures:

Short-term debt instruments, such as U.S. Treasury Bills, having a maturity of 60 days or less, are generally valued at amortized cost.

Other debt securities, including U.S. government debt securities, having a remaining maturity in excess of 60 days, are valued by an independent pricing service at an evaluated (or estimated) mean between the closing bid and asked prices.

If market quotations are not readily available or available market quotations or other information are deemed to be unreliable by the Adviser Valuation Committee, then such instruments will be valued as determined in good faith by the Adviser Valuation Committee.

DISTRIBUTIONS AND FEDERAL INCOME TAX MATTERS

It is the Fund’s policy to make distributions at least annually of all or substantially all of its net investment income and net realized capital gains, if any.

This section summarizes some of the important U.S. federal income tax consequences of investing in the Fund. This discussion does not address all aspects of taxation that may apply to shareholders, such as the estate tax, or to specific types of shareholders such as tax-deferred retirement plans and persons who are not “U.S. persons” within the meaning of the Code. Investors should consult their tax advisers for information concerning the possible application of federal, state, local or non-U.S. tax laws to them. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

The Fund intends to elect to be treated as and to qualify each year to be treated as a RIC under Subchapter M of Chapter 1 of the Code. A RIC generally is not subject to federal income tax at the fund level on income and gains that are timely distributed to shareholders. To qualify for such treatment, the Fund must meet certain income, asset diversification and distribution requirements.

The Fund expects to invest substantially all of its investable assets in the Master Fund, which intends to be treated as a partnership for U.S. federal income tax purposes. As a result, the character of the Fund’s income, gains, losses and deductions will generally be determined at the Master Fund level and the Fund will be allocated its share of Master Fund income and gains. As applicable, references to income, gains, losses and deductions of the Fund will be to income, gains and losses recognized and deductions accruing at the Master Fund level and allocated to or otherwise taken into account by the Fund, and references to assets of the Fund will be to the Fund’s allocable share of the assets of the Master Fund.

Failure of the Fund to qualify and be eligible to be treated as a RIC would result in fund-level taxation and, consequently, a reduced return on investment for shareholders. The Fund could in some cases cure such failure, including by paying a fund-level tax or interest, making additional distributions, or disposing of certain assets.

For federal income tax purposes, distributions of net investment income are generally taxable to shareholders as ordinary income. The tax treatment of Fund distributions of capital gains is determined by how long the Fund, or Master Fund, as applicable, owned (or is deemed to have owned) the investments that generated them, rather than how long investors owned their shares. Distributions of net capital gains (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) that are properly reported by the Fund as capital gain dividends

(“Capital Gain Dividends”) will be taxable as long-term capital gains, which are taxed to individuals at reduced rates. Distributions of net gains from the sale or deemed disposition of investments that the Fund, or Master Fund, as applicable, held or is treated as having held for one year or less will be taxable as ordinary income.

If, in and with respect to any taxable year, the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits, the excess distribution will be treated as return of capital to the extent of such shareholder’s tax basis in its shares, and to the extent it exceeds such tax basis, as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition, if any, by the shareholder of its shares. A portion of each distribution is expected to constitute a return of capital.

A dividend will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.

Early each year, we will send investors a statement showing the tax status of their dividends and distributions for the prior year.

Before shares are redeemed or cancelled because of a shareholder’s death, if a person receives such shares from or through the deceased shareholder by reason of the shareholder’s death and receives a distribution prior to that shareholder’s shares being redeemed by the Fund, such person is generally subject to U.S. federal income tax on the amount of the distribution. Further, any loss it realizes on the redemption of such shares will be a capital loss without regard to whether the distribution was capital or ordinary.

The redemption or cancellation of shares will not be considered a taxable disposition by the deceased shareholder. Instead, such a redemption or cancellation will be treated as a taxable disposition of the shares by the person that received the shares from or through the deceased shareholder by reason of the shareholder’s death. The amount of gain or loss recognized on such a taxable disposition depends upon the difference between the redemption price of shares redeemed, in the case of a redemption, or $0, in the case of a cancellation, and the tax basis of the shares. The basis of the shares in the hands of the person acquiring the shares from or through the deceased shareholder will equal the fair market value (for U.S. federal income tax purposes) of the shares at the date of the shareholder’s death. Because the fair market value (for U.S. federal income tax purposes) of such shares at the time of the shareholder’s death will generally equal the redemption price paid by the Fund for such shares, in the case of a redemption, or $0, in the case of a cancellation, it is expected that a person that acquires shares from or through a deceased shareholder upon the shareholder’s death will not recognize a gain or loss. Such person is not expected to recognize a loss despite the fact that the shares may be redeemed by the Fund for an amount (the redemption price or $0) that is less than the purchase price the deceased shareholder paid for such shares.

If, within one year following a redemption or cancellation of a shareholder’s shares, that shareholder notifies the Adviser that he or she has not died, the Adviser will direct the Transfer Agent to reverse the redemption or cancellation. In the case of a redemption, the Transfer Agent must receive from that shareholder the redemption price paid to the shareholder. The Transfer Agent will then deliver to that shareholder any distributions paid on the shares prior to reversal and not received by that shareholder as a result of the redemption or cancellation. The shareholder will generally realize a loss on the inadvertent redemption or cancellation. In general, if the Adviser were to reverse a prior redemption or cancellation as described in this paragraph, the shareholder would (i) likely recognize income, which might be treated as ordinary income, on the receipt of the shares at least to the extent of the loss that such shareholder previously recognized, (ii) have a basis in the reacquired shares equal to the amount delivered by the shareholder for such shares plus the amount recognized as income under clause (i), and (iii) the distributions delivered to the shareholder would be included in the shareholder’s income, generally as ordinary income.

The Fund’s repurchase of shares tendered by shareholders (an “Early Repurchase”) will generally give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Fund shares will be treated as long-term capital gain or loss or short-term capital gain or loss depending on how long the shareholder had held its shares. The amount of gain or loss recognized in an Early Repurchase depends upon the difference between the Early Repurchase Price and the tax basis of the shares. It is expected that a person who has shares repurchased pursuant to an Early Repurchase will realize a capital loss for federal income tax purposes.

The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. The Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s “current and accumulated earnings and profits” (generally, the net investment income and net capital gains of the Fund with respect to that year), in which case the excess generally will be treated as a return of capital, which will be tax-free to the holders of the shares, up to the amount of the shareholder’s tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares. A portion of each distribution is expected to constitute a return of capital.

A 3.8% Medicare contribution tax is imposed on the “net investment income” of certain individuals, estates and trusts to the extent their income exceeds certain threshold amounts. Net investment income generally includes dividends, interest and net gains from the disposition of investment property (including the Fund’s ordinary income dividends and Capital Gain Dividends). Shareholders should consult their tax advisers regarding the effect, if any, that this provision may have on their investment in the Fund.

Sections 1471-1474 of the Code and the U.S. Treasury Regulations and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA 30% of ordinary dividends the Fund pays to that shareholder. If a payment by the Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above. The IRS and the Department of Treasury have issued proposed regulations providing that the gross proceeds of share redemptions or exchanges and Capital Gain Dividends the Fund pays will not be subject to FATCA withholding. Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary. In addition, some foreign countries have implemented, and others are considering, and may implement, laws similar in purpose and scope to FATCA.

The states generally permit investment companies, such as the Fund, to “pass through” to their shareholders the state tax exemption on income earned from investments in the types of U.S. Treasury obligations the Fund expects to hold, so long as a fund meets all applicable state requirements. California, Connecticut and New York exempt such income when a fund has invested at least 50% of its assets in U.S. government securities. The Fund intends to take the position that, for purposes of these requirements, it owns an allocable share of the assets held by the Master Fund, and that therefore, the Fund will satisfy the foregoing requirement; an applicable state might disagree with this position. The Fund therefore generally expects that shareholders will be allowed to exclude from state taxable income distributions made to the shareholder by the Fund that are attributable to interest the Fund directly or indirectly earned on such investments. Investors should consult their tax advisers regarding the applicability of any such exemption to their situation.

The discussion above is very general. Investors should consult their tax advisers about the effect that an investment in the Fund could have on their tax situation, including possible foreign, federal, state or local tax consequences, or about any other tax questions they may have.

DESCRIPTION OF THE FUND

The Trust is a statutory trust established under the laws of State of Delaware by the Certificate of Trust dated February 10, 2020. The Declaration of Trust authorizes the Trust to issue an unlimited number of shares of beneficial interest, par value, unless the Trustees shall otherwise determine, $0.001 per share. All shares have equal rights to the payment of dividends and other distributions and the distribution of assets of the Fund upon liquidation. Shares are, when issued, fully paid and non-assessable by the Fund and have no pre-emptive or conversion rights or rights to cumulative voting. Under the terms of the Declaration of Trust, the shares are, except as set forth below, non-transferable, and upon the death of a shareholder until distributions have been made on a share sold during the Fund’s initial offering period equal in total to the Initial Purchase Price for the Fund (which the Fund currently expects to be May, 2033), shares held by that shareholder will become redeemable by the Fund. The redemption price for a share will equal the Initial Purchase Price for the Fund (even if the shareholder purchased the shares at a different price) minus the total amount of distributions per share the Fund has made on shares sold during the initial offering period prior to the redemption (the “Redemption Price”). If the Redemption Price determined by the formula above is negative, then the Redemption Price will be $0. Once distributions have been made on a share sold during the Fund’s initial offering period equal in total to the Initial Purchase Price for the Fund (which the Fund currently expects to be May, 2033), shares held by that Shareholder will be automatically cancelled for no value.

Each Share is entitled to share equally in dividends declared by the Board payable to holders of shares and in the net assets of the Fund available for distribution to holders of shares upon liquidation. The Fund will liquidate on the Fund Liquidation Date.

The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder or former shareholder held personally liable for the obligations of the Fund solely by reason of such person’s status as a shareholder or former shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

Shareholders have no pre-emptive or conversion rights. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees will distribute the remaining assets of the Fund among the holders of the shares.

The Board may classify or reclassify any issued or unissued shares of the Fund into shares of any class by redesignating such shares or by setting or changing in any one or more respects, from time to time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of repurchase of such shares. Any such classification or reclassification will comply with the provisions of the Declaration of Trust and the 1940 Act.

As of March 5, 2020, the following number of shares of the Fund was authorized for registration and outstanding:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by the Fund for its Account	Amount of Outstanding Exclusive of Amount Shown Under (3)
Shares of Beneficial Interest	$30,000,000	$0	$100,000

Anti-Takeover Provisions. The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that are entitled to elect a Trustee and that are entitled to vote on the matter. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s assets or liquidation. Reference should be made to the Declaration of Trust on file with the Commission for the full text of these provisions.

DESCRIPTION OF THE MASTER FUND

The Master Fund is a series of a statutory trust established under the laws of State of Delaware by the Certificate of Trust dated February 10, 2020 (the “Master Fund Trust”). The Master Fund Trust’s Declaration of Trust authorizes the Master Fund Trust to issue an unlimited number of shares of beneficial interest of two classes: a class of common shares and a class of preferred shares. The Master Fund common shares will make larger monthly distributions than the Master Fund preferred shares but will be redeemable upon the death of a Feeder Fund shareholder for a lower redemption price than the Master Fund preferred shares. Because each Feeder Fund intends to make the same level of monthly distributions per share but will pay a different redemption price upon the death of a shareholder (due to the different Initial Purchase Prices for each Feeder Fund), each Feeder Fund will purchase a unique mix of Master Fund common and preferred shares that is intended to fund its planned monthly distributions while also funding the redemption prices owed to any of its shareholders who die. Additionally, the Master Fund’s preferred shares will be convertible into Master Fund common shares at the option of the holder.

The Master Fund will redeem a portion of its securities held by a Feeder Fund upon the death of an investor in that Feeder Fund, at redemption prices that will enable that Feeder Fund to pay the redemption price the Feeder Fund owes to its investor. Because Master Fund preferred shares will have higher redemption prices than Master Fund common shares, over time a Feeder Fund may hold securities of the Master Fund with aggregate redemption prices greater than the aggregate redemption prices of the Feeder Fund shares held by its surviving investors. When that happens, the Feeder Fund will convert Master Fund preferred shares into Master Fund common shares until these aggregate redemption prices are equal. The Master Fund will also conduct repurchase offers for its shares to enable the Feeder Funds to fund their repurchase offers. Following the initial closing of the Feeder Funds, the Master Fund’s common shares will be sold at the NAV per common share, which will be calculated by the Master Fund in accordance with the valuation policies and procedures described above under “Determination of Net Asset Value.” The Master Fund’s preferred shares will be sold at a price per preferred share equal to the liquidation value of an outstanding preferred share at such time, or at some other price as may be determined from time to time by the Master Trust’s board of trustees.

Each Master Fund preferred share is entitled to share equally in distributions payable to the preferred shares, as declared by the Master Fund Trust’s board of trustees. The distributions on the preferred shares will be cumulative and have priority over the distributions on the common shares. In addition, the holders of the preferred shares will be entitled to elect at least two trustees to the Master Fund Trust’s board of trustees, and the approval of the holders of the preferred shares will be required for certain corporate actions, such as a plan of reorganization that adversely affects the preferred shares.

Each Master Fund common share is entitled to share equally in dividends payable to holders of common shares, as declared by the Master Fund Trust’s board of trustees, and in the net assets of the Fund available for distribution to holders of common shares upon liquidation, after paying the liquidation preference owed to any outstanding preferred shares. The Master Fund will liquidate on the Fund Liquidation Date, at which point the Fund expects there will be no Master Fund preferred shares outstanding.

The Master Fund Trust’s Declaration of Trust provides for indemnification out of Master Fund property for all loss and expense of any shareholder or former shareholder held personally liable for the obligations of the Master Fund solely by reason of such person’s status as a shareholder or former shareholder. Thus, the risk of a Feeder Fund incurring financial loss on account of shareholder liability is limited to circumstances in which the Master Fund would be unable to meet its obligations.

Shareholders of the Master Fund have no pre-emptive or conversion rights, other than the right of holders of preferred shares to convert into common shares. Upon liquidation of the Master Fund, after paying or adequately providing for the payment of all liabilities of the Master Fund, including payment of the liquidation preference owed to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Master Fund Trust’s board of trustees will distribute the remaining assets of the Master Fund among the holders of the common shares.

Except for the Master Fund Trust’s initial shareholder, shares of the Master Fund Trust may only be held by other investment companies registered under the 1940 Act and managed by the same investment adviser as that of the Master Fund at such time, unless otherwise determined by the Master Fund Trust’s board of trustees.

The board of trustees of the Master Fund Trust may classify or reclassify any issued or unissued shares of the Master Fund into shares of any class by redesignating such shares or by setting or changing in any one or more respects, from time to time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of repurchase of such shares. Any such classification or reclassification will comply with the provisions of the Master Fund’s Declaration of Trust and the 1940 Act.

In the extremely unlikely event that there were no individual shareholders of any Feeder Fund surviving on the Fund Liquidation Date — which, based on the Adviser’s calculations using actuarial information provided by New York Life, the Adviser calculates as less likely than 1 in 10163 — the Master Fund Trust’s Declaration of Trust provides that the liquidating distribution of the Master Fund’s remaining assets on the Fund Liquidation Date will be donated to a charity selected at that time by the board of trustees of the Master Fund Trust.

REPORTS TO SHAREHOLDERS

The Fund sends to shareholders unaudited semi-annual and audited annual reports, including a consolidated list of investments held.

ADDITIONAL INFORMATION

The prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the Commission. The complete Registration Statement may be obtained from the Commission upon payment of the fee prescribed by its rules and regulations. The Statement of Additional Information can be obtained without charge by calling (855) 609-3680.

Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this prospectus forms a part, each such statement being qualified in all respects by such reference.

LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required by Rule 31(a) under the 1940 Act are maintained at the offices, as applicable of: (1) the Fund, (2) the Adviser, (3) the Custodian and (4) the Administrator.

1.	Stone Ridge Longevity Risk Premium Fixed Income Trust 83M

510 Madison Avenue, 21st Floor

New York, NY 10022

2.	Stone Ridge Asset Management LLC

510 Madison Avenue, 21st Floor

New York, NY 10022

3.	U.S. Bank NA

1555 N. Rivercenter Drive, Suite 302

Milwaukee, WI 53212

4.	U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202

Appendix A

Estimated Initial Purchase Prices

Year of Birth and Gender	Initial Purchase Price
1935, Male	$12.81
1935, Female	$13.90
1936, Male	$13.24
1936, Female	$14.35
1937, Male	$13.67
1937, Female	$14.80
1938, Male	$14.10
1938, Female	$15.25
1939, Male	$14.52
1939, Female	$15.69
1940, Male	$14.95
1940, Female	$16.12
1941, Male	$15.42
1941, Female	$16.59
1942, Male	$15.89
1942, Female	$17.04
1943, Male	$16.34
1943, Female	$17.48
1944, Male	$16.78
1944, Female	$17.89
1945, Male	$17.20
1945, Female	$18.27
1946, Male	$17.65
1946, Female	$18.67
1947, Male	$18.07
1947, Female	$19.03
1948, Male	$18.46
1948, Female	$19.37
1949, Male	$18.83
1949, Female	$19.68
1950, Male	$19.16
1950, Female	$19.96
1951, Male	$19.48
1951, Female	$20.21
1952, Male	$19.77
1952, Female	$20.43
1953, Male	$20.03
1953, Female	$20.64
1954, Male	$20.26
1954, Female	$20.82
1955, Male	$20.47
1955, Female	$20.98

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

STONE RIDGE’S PRIVACY NOTICE

Stone Ridge’s Commitment to Its Customers1

Stone Ridge recognizes and respects the privacy expectation of each of its customers. Stone Ridge believes that the confidentiality and protection of its customers’ non-public personal information is one of its fundamental responsibilities. This means, most importantly, that Stone Ridge does not sell customers’ non-public personal information to any third parties. Stone Ridge uses its customers’ non-public personal information primarily for management of the Feeder Funds and the Master Fund to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by a Stone Ridge affiliated company.

Information Stone Ridge Collects About Its Customers

Stone Ridge collects non-public personal information about its customers from the following sources:

•	Account Applications and Other Forms, which may include a customer’s name and address, social security number or tax identification number, total assets, income, and accounts at other institutions;

•	Account History, which may include information about the transactions and balances in accounts with Stone Ridge; and

•	Correspondence, which may include written, telephonic or electronic communications.

How Stone Ridge Handles Its Customers’ Personal Information

As emphasized above, Stone Ridge does not sell non-public personal information about current or former customers to third parties. Below are the details of circumstances in which Stone Ridge may disclose non-public personal information to third parties:

•

In order to complete certain transactions or account changes that a customer directs, it may be necessary to provide certain non-public personal information about that customer to companies, individuals, or groups that are not affiliated with Stone Ridge. For example, if a customer asks Stone Ridge to transfer assets from another financial institution, Stone Ridge will need to provide certain non-public personal information about that customer to the company to complete the transaction.

•

In order to alert a customer to other financial products and services that a Stone Ridge affiliated company offers, Stone Ridge may share non-public personal information it has about that customer with a Stone Ridge affiliated company.

•

In certain instances, Stone Ridge may contract with non-affiliated companies to perform services for or on behalf of Stone Ridge. Where necessary, Stone Ridge will disclose non-public personal information it has about its customers to these third parties. In all such cases, Stone Ridge will provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. In addition, Stone Ridge requires these third parties to treat Stone Ridge customers’ non-public information with the same high degree of confidentiality that Stone Ridge does.

•	Finally, Stone Ridge will release non-public information about customers if directed by that customer to do so or if Stone Ridge is authorized by law to do so.

[1]

For purposes of this notice, the term “customer” or “customers” includes both individuals who have investments with a Stone Ridge-affiliated company and individuals who have provided non-public personal information to a Stone Ridge affiliated company, but did not invest with a Stone Ridge affiliated company.

How Stone Ridge Safeguards Its Customers’ Personal Information

Stone Ridge restricts access to information about customers to its employees and to third parties, as described above. Stone Ridge maintains physical, electronic, and procedural safeguards reasonably designed to protect the confidentiality of its customers’ non-public personal information.

Keeping Its Customers Informed

As required by federal law, Stone Ridge will notify customers of Stone Ridge’s Privacy Policy annually. Stone Ridge reserves the right to modify this policy at any time, but in the event that there is a change, Stone Ridge will promptly inform its customers of that change.

Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 83M

For More Information

To obtain other information and for shareholder inquiries:

By telephone:	(855) 609-3680

By mail:	Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 83M c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202

On the Internet:	SEC EDGAR database — www.sec.gov

The Fund’s investment company registration number is 811-[            ].

Subject to Completion dated March 9, 2020

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission becomes effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION

STONE RIDGE LONGEVITY RISK PREMIUM FIXED INCOME TRUST 83M

STONE RIDGE LONGEVITY RISK PREMIUM FIXED INCOME FUND 2045 83M

[                    ], 2020

510 Madison Avenue, 21st Floor

New York, NY 10022

(855) 609-3680

This Statement of Additional Information (“SAI”) describes Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 83M (the “Fund”). This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by the Fund’s current prospectus dated [                    ], 2020, as supplemented from time to time (the “Prospectus”). This SAI supplements and should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained without charge by writing the Fund at the address, or by calling the toll-free telephone number, listed above.

STONE RIDGE LONGEVITY RISK PREMIUM FIXED INCOME TRUST 83M

STONE RIDGE LONGEVITY RISK PREMIUM FIXED INCOME FUND 2045 83M

ADDITIONAL INVESTMENT INFORMATION, RISKS AND RESTRICTIONS

Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 83M (the “Fund”) is a series of a newly organized, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is an investment portfolio of Stone Ridge Longevity Risk Premium Fixed Income Trust 83M (the “Trust”), a Delaware statutory trust organized on February 10, 2020. The Fund will pursue its investment objective by investing substantially all of its assets in Stone Ridge Longevity Risk Premium Fixed Income Master Fund 2045 (the “Master Fund”), a series of a closed-end management investment company registered under the 1940 Act (the “Master Fund Trust”). The Master Fund will only offer its securities to other registered closed-end funds that invest substantially all of their assets in the Master Fund (collectively, the “other Feeder Funds” and, together with the Fund, the “Feeder Funds”), each of which is an investment portfolio of a Delaware statutory trust (collectively, the “Feeder Fund Trusts”)1. Stone Ridge Asset Management, LLC (the “Adviser”) serves as the investment adviser to the Fund, the Master Fund and each other Feeder Fund.

The Prospectus discusses the investment objective of the Fund, as well as the principal investment strategies it employs to achieve its objective and the principal investment risks associated with those strategies. Additional information about the strategies and other investment practices the Fund may employ and certain related risks of the Fund are described below. Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the Prospectus. When used in this SAI, descriptions of actions taken or investments made by the Fund include actions taken or investments made by the Master Fund.

Additional Investment Information and Risks

U.S. Treasury Obligations. These include Treasury bills (which have maturities of one year or less when issued), Treasury notes (which have maturities of one to ten years when issued) and Treasury bonds (which have maturities of more than ten years when issued). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. Similar to other issuers, changes to the financial condition or credit rating of the United States government may cause the value of the Fund’s direct or indirect investment in Treasury obligations to decline.

[1]

The Feeder Fund Trusts are: Stone Ridge Longevity Risk Premium Fixed Income Trust 65F, Stone Ridge Longevity Risk Premium Fixed Income Trust 65M, Stone Ridge Longevity Risk Premium Fixed Income Trust 66F, Stone Ridge Longevity Risk Premium Fixed Income Trust 66M, Stone Ridge Longevity Risk Premium Fixed Income Trust 67F, Stone Ridge Longevity Risk Premium Fixed Income Trust 67M, Stone Ridge Longevity Risk Premium Fixed Income Trust 68F, Stone Ridge Longevity Risk Premium Fixed Income Trust 68M, Stone Ridge Longevity Risk Premium Fixed Income Trust 69F, Stone Ridge Longevity Risk Premium Fixed Income Trust 69M, Stone Ridge Longevity Risk Premium Fixed Income Trust 70F, Stone Ridge Longevity Risk Premium Fixed Income Trust 70M, Stone Ridge Longevity Risk Premium Fixed Income Trust 71F, Stone Ridge Longevity Risk Premium Fixed Income Trust 71M, Stone Ridge Longevity Risk Premium Fixed Income Trust 72F, Stone Ridge Longevity Risk Premium Fixed Income Trust 72M, Stone Ridge Longevity Risk Premium Fixed Income Trust 73F, Stone Ridge Longevity Risk Premium Fixed Income Trust 73M, Stone Ridge Longevity Risk Premium Fixed Income Trust 74F, Stone Ridge Longevity Risk Premium Fixed Income Trust 74M, Stone Ridge Longevity Risk Premium Fixed Income Trust 75F, Stone Ridge Longevity Risk Premium Fixed Income Trust 75M, Stone Ridge Longevity Risk Premium Fixed Income Trust 76F, Stone Ridge Longevity Risk Premium Fixed Income Trust 76M, Stone Ridge Longevity Risk Premium Fixed Income Trust 77F, Stone Ridge Longevity Risk Premium Fixed Income Trust 77M, Stone Ridge Longevity Risk Premium Fixed Income Trust 78F, Stone Ridge Longevity Risk Premium Fixed Income Trust 78M, Stone Ridge Longevity Risk Premium Fixed Income Trust 79F, Stone Ridge Longevity Risk Premium Fixed Income Trust 79M, Stone Ridge Longevity Risk Premium Fixed Income Trust 80F, Stone Ridge Longevity Risk Premium Fixed Income Trust 80M, Stone Ridge Longevity Risk Premium Fixed Income Trust 81F, Stone Ridge Longevity Risk Premium Fixed Income Trust 81M, Stone Ridge Longevity Risk Premium Fixed Income Trust 82F, Stone Ridge Longevity Risk Premium Fixed Income Trust 82M, Stone Ridge Longevity Risk Premium Fixed Income Trust 83F, Stone Ridge Longevity Risk Premium Fixed Income Trust 83M, Stone Ridge Longevity Risk Premium Fixed Income Trust 84F, Stone Ridge Longevity Risk Premium Fixed Income Trust 84M, Stone Ridge Longevity Risk Premium Fixed Income Trust 85F and Stone Ridge Longevity Risk Premium Fixed Income Trust 85M.

Portfolio Turnover. Purchases and sales of portfolio investments may be made as considered advisable by the Adviser in the best interests of the shareholders. The Fund’s portfolio turnover rate may vary from year-to-year, as well as within a year. Higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for the Fund and may result in higher taxes when Fund shares are held in a taxable account.

For reporting purposes, the Master Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Master Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Master Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Based on the Master Fund’s anticipated portfolio of investments, the Master Fund does not anticipate having a material portfolio turnover rate. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Investment Restrictions

Fundamental Investment Restrictions of the Fund

The following investment restrictions of the Fund (which are identical to the investment restrictions of the Master Fund and each other Feeder Fund) are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. Under the 1940 Act, a “majority” vote is defined as the vote of the holders of the lesser of: (a) 67% or more of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy at the meeting; or (b) more than 50% of the outstanding shares of the Fund.

Under these restrictions, the Fund:

(1) may issue senior securities to the extent permitted by applicable law;

(2) may borrow money to the extent permitted by applicable law;

(3) may not underwrite securities;

(4) may not purchase, sell or hold real estate;

(5) may not make loans;

(6) may not purchase and sell commodities; and

(7) may not invest 25% or more of its total assets in a particular industry or group of industries (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

Where applicable, the foregoing investment restrictions shall be interpreted based on the applicable rules, regulations and pronouncements of the U.S. Securities and Exchange Commission (the “Commission”) and its staff.

TRUSTEES AND OFFICERS

Board of Trustees

The business and affairs of the Fund are managed under the oversight of the Trust’s Board of Trustees (the “Board,” and each of the trustees on the board, a “Trustee”) subject to the laws of the State of Delaware and the Trust’s Agreement and Declaration of Trust, as amended from time to time (the “Declaration of Trust”). The composition of the boards of trustees responsible for overseeing the Master Fund and each other Feeder Fund are currently the same as the composition of the Board of the Fund. The Trustees are responsible for oversight of the practices and processes of the Fund and its service providers, rather than active management of the Fund, including in matters relating to risk management. The Trustees seek to understand the key risks facing the Fund, including those involving conflicts of interest; how Fund management identifies and monitors those risks on an ongoing basis; how Fund management develops and implements controls to mitigate those risks; and how Fund management tests the effectiveness of those controls. The Board cannot foresee, know or guard against all risks, nor are the Trustees guarantors against risk. The officers of the Fund conduct and supervise the Fund’s daily business operations. Trustees who are not deemed to be “interested persons” of the Fund as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.”

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular quarterly meetings, including in-person or telephonic meetings, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. At these meetings, officers of the Trust provide the Board (or one of its committees) with written and oral reports on regulatory and compliance matters, operational and service provider matters, organizational developments, product proposals, audit results, and insurance and fidelity bond coverage. In addition, it is expected that the Independent Trustees meet at least annually to review, among other things, investment management agreements and certain other plans and agreements, and to consider such other matters as they deem appropriate.

The Board has established two standing committees – an Audit Committee and a Valuation Committee – to assist the Board in its oversight of risk as part of its broader oversight of the Fund’s affairs. The Committees, both of which are comprised solely of the Board’s Independent Trustees, are described below. The Board may establish other committees, or nominate one or more Trustees to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board.

The Board does not have a lead Independent Trustee. The Board, taking into consideration its oversight responsibility of the Fund, believes that its leadership structure is appropriate. In addition, the Board’s use of Committees (each of which is chaired by an Independent Trustee with substantial industry experience) and the chair’s role as chief executive officer of the Adviser, serve to enhance the Board’s understanding of the operations of the Fund, the Master Fund and the Adviser.

Board members of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships, are shown below. Unless otherwise noted, each Trustee has held each principal occupation and board membership indicated for at least the past five years. Each Trustee’s mailing address is c/o Stone Ridge Asset Management LLC, 510 Madison Avenue, 21st Floor, New York, NY 10022.

Independent Trustees

Name (Year of Birth)	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee(2)	Other Directorships / Trusteeships Held by Trustee During the Past 5 Years
Jeffery Ekberg (1965)	Trustee	since 2020	Self-employed (personal investing), since 2011; Principal, TPG Capital, L.P. (private equity firm) until 2011; Chief Financial Officer, Newbridge Capital, LLC (subsidiary of TPG Capital, L.P.) until 2011	56	None.

Daniel Charney (1970)	Trustee	since 2020	Co-President, Cowen and Company, Cowen Inc. (financial services firm) since 2012	56	None.

Interested Trustee

Name (Year of Birth)	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee(2)	Other Directorships / Trusteeships Held by Trustee During the Past 5 Years
Ross Stevens(3) (1969)	Trustee	since 2020	Founder and Chief Executive Officer of Stone Ridge since 2012	56	None.

(1)	Each Trustee serves until resignation or removal from the Board.
(2)

The Fund Complex includes the Feeder Fund Trusts, the Master Fund Trust, Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust III, Stone Ridge Trust IV, Stone Ridge Trust V, Stone Ridge Trust VI and Stone Ridge Residential Real Estate Income Fund I, Inc., other investment companies managed by the Adviser.

(3)	Mr. Stevens is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with the Adviser.

Additional Information about the Trustees.

Jeffery Ekberg – Through his experience as a senior officer, director and accountant of financial and other organizations, Mr. Ekberg contributes experience overseeing financial and investment organizations to the Board. The Board also benefits from his previous experience as a member of the board of other funds.

Daniel Charney – Through his experience as a senior officer of financial and other organizations, Mr. Charney contributes his experience in the investment management industry to the Board.

Ross Stevens – Through his experience as a senior executive of financial organizations, Mr. Stevens contributes his experience in the investment management industry to the Board.

Additional Information about the Board’s Committees.

The Trust has an Audit Committee and a Valuation Committee. The members of both the Audit Committee and the Valuation Committee consist of all the Independent Trustees, namely Messrs. Ekberg and Charney. Mr. Ekberg is the Audit Committee Chair and has been designated as the Audit Committee financial expert. Mr. Charney is the Valuation Committee Chair.

In accordance with its written charter, the Audit Committee’s primary purposes are: (1) to oversee the Trust’s accounting and financial reporting policies and practices, and its internal controls and procedures; (2) to oversee the quality and objectivity of the Trust’s and the Fund’s financial statements and the independent audit thereof; (3) to oversee the activities of the Trust’s Chief Compliance Officer (the “CCO”); (4) to oversee the Trust’s compliance program adopted pursuant to Rule 38a-1 under the 1940 Act, and the Trust’s implementation and enforcement of its compliance policies and procedures thereunder; (5) to oversee the Trust’s compliance with applicable laws in foreign jurisdictions, if any; and (6) to oversee compliance with the Code of Ethics by the Trust, the Adviser and the Distributor.

The Audit Committee reviews the scope of the Fund’s audits, the Fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Fund’s independent registered public accounting firm to the Adviser and any affiliated service providers if the engagement relates directly to the Fund’s operations and financial reporting. As of the date of this SAI, the Audit Committee has not met.

The Valuation Committee also operates pursuant to a written charter. The duties and powers, to be exercised at such times and in such manner as the Valuation Committee shall deem necessary or appropriate, are as follows: (1) reviewing, from time to time, the Trust’s valuation policy and procedures (the “Valuation Policy”), which Valuation Policy serves to establish policies and procedures for the valuation of the Fund’s assets; (2) making any recommendations to the Trust’s audit committee and/or the Board regarding (i) the functioning of the Valuation Policy or (ii) the valuation(s) of individual assets; (3) consulting with the Adviser regarding the valuation of the Fund’s assets, including fair valuation determinations of any such assets; (4) periodically reviewing information regarding fair value and other determinations made pursuant to the Trust’s valuation procedures; (5) reporting to the Board on a regular basis regarding the Valuation Committee’s duties; (6) making recommendations in conjunction with the Board’s annual (or other periodical) review of the Trust’s Valuation Policy; (7) periodically reviewing information regarding industry developments in connection with valuation of assets; and (8) performing such other duties as may be assigned to it, from time to time, by the Board. As of the date of this SAI, the Valuation Committee has not met.

Trustee Ownership of the Fund. The following table shows the dollar range of equity securities owned by the Trustees in the Fund and in other investment companies overseen by the Trustee within the same family of investment companies as of December 31, 2019. Investment companies are considered to be in the same family if they share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The information as to ownership of securities which appears below is based on statements furnished to the Fund by its Trustees and executive officers.

	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(2)
Independent Trustees
Jeffery Ekberg	None	Over $100,000
Daniel Charney	None	Over $100,000

Interested Trustee
Ross Stevens(3)	None	Over $100,000

(1)	As of the date of this SAI, none of the Trustees owned shares of the Fund because the Fund had not yet begun investment operations.
(2)

Family of Investment Companies includes the Feeder Fund Trusts, the Master Fund Trust, Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust III, Stone Ridge Trust IV, Stone Ridge Trust V, Stone Ridge Trust VI and Stone Ridge Residential Real Estate Income Fund I, Inc., other investment companies managed by the Adviser.

(3)	Beneficial ownership through the Adviser’s or its affiliates’ investments in the Fund.

None of the Independent Trustees or their family members beneficially owned any class of securities of the Adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the principal underwriter of the Fund, as of January 31, 2020.

Compensation of Trustees. Each Trustee who is not an employee of the Adviser is compensated by an annual retainer. Each such Trustee’s compensation is invested in Stone Ridge funds. The Trust does not pay retirement benefits to its Trustees and officers. The Fund pays a portion of the compensation of the CCO. Other officers and Interested Trustees of the Trust are not compensated by the Fund. The following table sets forth compensation to be received by the Independent Trustees for the Fund’s initial fiscal year ending December 31, 2020:

Independent Trustees	Aggregate Compensation From the Feeder Funds and the Master Fund(1)	Total Compensation From the Complex(2) Paid to Trustee
Jeffery Ekberg	$35,818	$360,754
Daniel Charney	$35,818	$360,754

(1)

Because the Feeder Funds and the Master Fund have not completed their first full year of operations, compensation is estimated based upon future payments to be made by the Feeder Funds and the Master Fund during their initial fiscal year ending December 31, 2020.

(2)

Reflects actual direct compensation received during the twelve months ended December 31, 2019 from other series of the Complex. The Complex includes the Feeder Fund Trusts, the Master Fund Trust, Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust III, Stone Ridge Trust IV, Stone Ridge Trust V, Stone Ridge Trust VI and Stone Ridge Residential Real Estate Income Fund I, Inc., other investment companies managed by the Adviser.

Officers of the Trust

Name (Year of Birth) and Address(1) (2)	Position(s) Held with the Trust	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past 5 Years
Ross Stevens (1969)	President, Chief Executive Officer and Principal Executive Officer	since 2020	Founder of Stone Ridge Asset Management LLC, Chief Executive Officer and President of the Adviser, since 2012.

Lauren D. Macioce (1978)	Chief Compliance Officer, Secretary, Chief Legal Officer and Anti-Money Laundering Compliance Officer	since 2020	General Counsel and Chief Compliance Officer of the Adviser, since 2016; prior to that Associate at Ropes & Gray LLP (law firm).

Anthony Zuco (1975)	Treasurer, Principal Financial Officer, Chief Financial Officer and Chief Accounting Officer	since 2020	Supervising Fund Controller at the Adviser, since 2015; prior to that Controller at Owl Creek Asset Management L.P. (investment advisory firm).

Alexander Nyren (1980)	Assistant Secretary	since 2020	Head of Reinsurance of the Adviser, since 2018; member of Reinsurance portfolio management team at the Adviser, since 2013.

David Thomas (1980)	Assistant Treasurer	since 2020	Member of Operations at the Adviser, since 2015; prior to that member of Operations team at KCG Holdings, Inc. (financial services firm).

Name (Year of Birth) and Address(1) (2)	Position(s) Held with the Trust	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past 5 Years

Leson Lee (1975)	Assistant Treasurer	since 2020	Member of Operations at the Adviser, since 2018; prior to that Treasury Manager at Eton Park Capital Management (investment advisory firm).

Cathleen Hu (1983)	Assistant Treasurer	since 2020	Member of Operations at the Adviser, since 2015; prior to that Clearing Manager at KCG Holdings, Inc. (financial services firm).

(1)	Each Officer’s mailing address is c/o Stone Ridge Asset Management LLC, 510 Madison Avenue, 21st Floor, New York, NY 10022.
(2)	Each of the Officers is an affiliated person of the Adviser as a result of his or her position with the Adviser.
(3)	The term of office of each Officer is indefinite.

Codes of Ethics. The Trust, the Adviser and the Distributor have adopted a code of ethics in accordance with Rule 17j-1 under the 1940 Act. Each code of ethics permits the personnel of these entities to invest in securities under some circumstances, including securities that the Fund or the Master Fund may purchase or hold. Each code of ethics is available on the EDGAR database of the Commission’s website at www.sec.gov. In addition, copies of each code of ethics may be obtained, after mailing the appropriate duplicating fee, by e-mail request to publicinfo@sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns of record or is known by the Fund to own of record or beneficially 5% or more of any class of the Fund’s outstanding equity securities. A control person is one who owns beneficially, either directly or through controlled companies, more than 25% of the voting securities of the Fund or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by the Fund.

As of the date of this SAI, Stone Ridge Holdings Group LP owned of record and beneficially 100% of the outstanding shares of the Fund.

As of February 28, 2020, the Trustees and officers of the Fund as a group owned, directly or indirectly, 100% of the outstanding shares of the Fund, as a result of Ross Stevens’ beneficial ownership through the Adviser’s or its affiliates’ investments in the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

Stone Ridge Asset Management LLC is the Adviser of the Fund. The Adviser also acts as the investment adviser to the Master Fund and to each other Feeder Fund. The Adviser was organized as a Delaware limited liability company in 2012. The manager of the general partner of the managing member of the Adviser is Ross Stevens.

Stone Ridge Asset Management LLC serves as the Adviser of the Fund under an Investment Management Agreement (the “Management Agreement”). Pursuant to the Management Agreement with the Feeder Funds, the Adviser is paid a Unified Management Fee equal to 0.60% of the Master Fund’s average daily total assets less total liabilities, other than any liability represented by outstanding preferred shares. The Unified Management Fee is allocated each day between the Feeder Funds based on the percentage of the total number of shares (adding together common and preferred shares) of the Master Fund held by the applicable Feeder Fund. The Management Agreement has an initial term of two years from its effective date and continues in effect with respect to the Fund (unless terminated sooner) if its continuance is specifically approved at least annually by the affirmative vote of: (i) a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and (ii) a majority of the Board or the holders of a majority of the outstanding voting securities of the Fund. The Management Agreement may nevertheless be terminated at any time without penalty, on 60 days’ written notice, by the Board, by vote of holders of a majority of the outstanding voting securities of the Fund, or by the Adviser. The Management Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

Under the terms of the Management Agreement, neither the Adviser nor its affiliates shall be liable for losses or damages incurred by the Fund, unless such losses or damages are attributable to willful misfeasance, bad faith or gross negligence on the part of either the Adviser or its affiliates or from reckless disregard by it of its obligations and duties under the management contract (“disabling conduct”). In addition, the Fund will indemnify the Adviser and its affiliates and hold each of them harmless against any losses or damages not resulting from disabling conduct. The terms of the investment management agreements between the Adviser and the Master Fund and each other Feeder Fund are identical to the terms of the Management Agreement.

Adviser’s Investment Committee

The Adviser has established an Investment Committee (the “Committee”), which oversees the investment policies and strategies of the Adviser and monitors risk within the funds advised by the Adviser, including the Master Fund and the Feeder Funds.

Daniel Fleder, Robert Gutmann, Ross Stevens and Yan Zhao serve as members of the Committee. Their professional background and experience are disclosed in the Prospectus.

Portfolio Managers

Austin Campbell, Nate Conrad and Li Song are jointly and primarily responsible for the day-to-day management of the Master Fund and each Feeder Fund. The following tables set forth certain additional information with respect to the Portfolio Managers. The information is as of February 26, 2020.

Other Accounts Managed by the Portfolio Managers

The table below identifies the number of accounts for which the Portfolio Managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts(1)	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Austin Campbell	43	$0	1	$124	0	$0
Nate Conrad	51	$3,079	0	$0	0	$0
Li Song	45	$705	0	$0	0	$0

(1)	Includes the Fund.

The table below identifies the number of accounts for which the Portfolio Managers have day-to-day management responsibilities and the total assets in such accounts with respect to which the advisory fee is based on the performance of the account, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

	Registered Investment Companies for which the Adviser receives a performance-based fee		Other Pooled Investment Vehicles managed for which the Adviser receives a performance-based fee		Other Accounts managed for which the Adviser receives a performance-based fee
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Austin Campbell	0	$0	1	$124	0	$0
Nate Conrad	0	$0	0	$0	0	$0
Li Song	0	$0	0	$0	0	$0

Potential Conflicts of Interest

Each of the Portfolio Managers may also be responsible for managing other accounts in addition to the Master Fund and the Feeder Funds, including other accounts of the Adviser or its affiliates. Other accounts may include, without limitation, other investment companies registered under the 1940 Act, unregistered investment companies that rely on Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, separately managed accounts, foreign investment companies and accounts or investments owned by the Adviser or its affiliates or the Portfolio Managers. Management of other accounts in addition to the Master Fund and the Feeder Funds can present certain conflicts of interest, as described below.

From time to time, potential conflicts of interest may arise between a Portfolio Manager’s management of the investments of the Master Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar or different investment objectives or strategies as the Master Fund, or otherwise hold, purchase or sell securities or other assets or instruments that are eligible to be held, purchased or sold by the Master Fund, or may take positions that are opposite in direction from those taken by the Master Fund.

As a fiduciary, the Adviser owes a duty of loyalty to its clients and must treat each client fairly. The Adviser, the Fund and the Master Fund have adopted compliance policies and procedures that are designed to avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest.

Allocation of Master Fund Investments. The Feeder Funds, as a result of their particular Initial Purchase Price and expected Redemption Prices, will need to purchase a particular combination of Master Fund common shares and preferred shares. The purpose of having different Initial Purchase Prices for the Feeder Funds is to establish a fair purchase price for all investors, by charging a higher purchase price from investors in Feeder Funds that are statistically more likely to benefit from the stream of distributions provided by that Feeder Fund (because, based on the Adviser’s calculations using actuarial information provided by New York Life, they face a lower risk of mortality through the Fund Liquidation Date) and, conversely, by charging a lower purchase price from investors in Feeder Funds that are statistically less likely to so benefit (because, based on the Adviser’s calculations using actuarial information provided by New York Life, they face a higher risk of mortality through the Fund Liquidation Date).

Feeder Funds with higher Initial Purchase Prices will generally purchase more Master Fund preferred shares and fewer Master Fund common shares than Feeder Funds with lower Initial Purchase Prices. The precise combination of Master Fund common shares and preferred shares purchased by a Feeder Fund will be the combination that enables that Feeder Fund to make its planned distributions while also having aggregate redemption prices payable by the Master Fund to that Feeder Fund upon the death of an investor equal to the redemption prices payable by that Feeder Fund to such investor.

Allocation of Limited Time and Attention. A Portfolio Manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of the accounts as might be the case if he or she were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where accounts overseen by a particular Portfolio Manager have different investment strategies.

Allocation of Investment Opportunities. Conflicts of interest arise as a result of the Adviser’s or its affiliates’ management of a number of accounts with similar or different investment strategies. When the Adviser or its affiliates purchase or sell securities or other assets or instruments for more than one account, the trades must be allocated in a manner consistent with their fiduciary duties. The Adviser and its affiliates attempt to allocate investments in a fair and equitable manner over time among client accounts, with no account receiving preferential treatment over time. To this end, the Adviser and its affiliates have adopted policies and procedures that are intended to provide the Adviser and its affiliates with flexibility to allocate investments in a manner that is consistent with their fiduciary duties. There is no guarantee, however, that the policies and procedures adopted by the Adviser and its affiliates will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

An investment opportunity may be suitable for both the Master Fund and other accounts, but may not be available in sufficient quantities for both the Master Fund and the other accounts to participate fully. If a Portfolio Manager identifies a limited investment opportunity that may be suitable for multiple accounts, the opportunity may be allocated among these several accounts; as a result of these allocations, there may be instances in which the Master Fund will not participate in a transaction that is allocated among other accounts or the Master Fund may not be allocated the full amount of an investment opportunity. Similarly, there may be limited opportunity to sell an investment held by the Master Fund and another account. In addition, different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for accounts with a similar investment strategy. Whenever decisions are made to buy or sell securities or other assets or instruments by the Master Fund and one or more of the other accounts simultaneously, the Adviser and its affiliates may aggregate the purchases and sales of the securities or other assets or instruments. The Adviser and its affiliates will not necessarily purchase or sell the same securities or other assets or instruments at the same time, in the same direction or in the same proportionate amounts for all eligible accounts, particularly if different accounts have different amounts of capital under management by the Adviser or its affiliates, different amounts of investable cash available, different strategies or different risk tolerances. As a result, although the Adviser and its affiliates may manage different accounts with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same securities or other assets or instruments, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account, and the trade allocation and aggregation and other policies and procedures of the Master Fund or the Adviser and its affiliates could have a detrimental effect on the price or amount of the securities or other assets or instruments available to the Master Fund from time to time.

As a result of regulations governing the ability of certain clients of the Adviser and its affiliates to invest side-by-side, it is possible that the Master Fund may not be permitted to participate in an investment opportunity at the same time as another fund or another account managed by the Adviser or its affiliates. These limitations may limit the scope of investment opportunities that would otherwise be available to the Master Fund. The decision as to which accounts may participate in any particular investment opportunity will take into account applicable law and the suitability of the investment opportunity for, and the strategy of, the applicable accounts. It is possible that the Master Fund may be prevented from participating due to such investment opportunity being more appropriate, in the discretion of the Adviser and its affiliates, for another account.

Conflicts of Interest Among Strategies. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he or she exercises investment responsibility, or may decide that certain of the accounts should take differing positions with respect to a particular security or other asset or instrument. In these cases, the Portfolio Manager may place separate transactions for one or more accounts, which may affect the market price of the security or other asset or instrument or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts. Similarly, the Adviser or its affiliates may take positions in accounts or investments owned by them that are different from those taken by one or more client accounts.

Conflicts may also arise in cases when accounts invest in different parts of an issuer’s capital structure, including circumstances in which one or more accounts own private securities or obligations of an issuer and other accounts may own public securities of the same issuer. Actions by investors in one part of the capital structure could disadvantage investors in another part of the capital structure. In addition, purchases or sales of the same investment may be made for two or more accounts on the same date. There can be no assurance that an account will not receive less (or more) of a certain investment than it would otherwise receive if this conflict of interest among accounts did not exist. In effecting transactions, it may not be possible, or consistent with the investment objectives of accounts, to purchase or sell securities or other assets or instruments at the same time or at the same prices.

Selection of Service Providers. The Adviser or its affiliates may be able to select or influence the selection of service providers to clients, including the brokers and dealers that are used to execute securities or other transactions for the accounts that they supervise. In addition to executing trades, some brokers and dealers may provide the Adviser or its affiliates with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain accounts than to others. In addition, the Adviser or its affiliates have received and may receive loans or other services from service providers to clients. Although such services are negotiated at arm’s length, they pose conflicts of interest to the Adviser or its affiliates in selecting such service providers.

Related Business Opportunities. The Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of accounts than for others. In such cases, a Portfolio Manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of accounts that provide greater overall returns to the Adviser and its affiliates.

Broad and Wide-Ranging Activities. The Adviser and its related parties engage in a broad spectrum of activities and may expand the range of services that they provide over time. The Adviser and its related parties will generally not be restricted in the scope of their business or in the performance of any such services (whether now offered or undertaken in the future), even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. In the ordinary course of their business activities, including activities with third-party service providers, lenders and/or counterparties, the Adviser and its related parties may engage in activities where the interests of the Adviser and its related parties or the interests of their clients conflict with the interests of the shareholders of the Fund.

Valuation Process. In addition, the participation of the Adviser’s personnel in the Master Fund’s valuation process could result in a conflict of interest, as the management fee paid to the Adviser is based on the value of the Master Fund’s assets.

Variation in Compensation. A conflict of interest arises where the financial or other benefits available to the Adviser differ among the accounts that it manages. The structure of the Adviser’s management fee differs among accounts (such as where certain accounts pay higher management fees or a performance or incentive fee), which means the Adviser might be motivated to help certain accounts over others. In addition, a Portfolio Manager or the Adviser might be motivated to favor accounts in which such Portfolio Manager has an interest or in which the Adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the Adviser’s performance record or to derive other rewards, financial or otherwise, could influence the Adviser to lend preferential treatment to those accounts that could most significantly benefit the Adviser.

Investments by Adviser or Related Entities. The Adviser or a related entity may invest in entities that may provide financial or other services for the Fund.

Portfolio Manager Compensation

Portfolio Managers receive a base salary and may also receive a bonus. Compensation of a Portfolio Manager is determined at the discretion of the Adviser and may be deferred. It may be based on a number of factors including the Portfolio Manager’s experience, responsibilities, the perception of the quality of his or her work efforts and the consistency with which he or she demonstrates kindness to other employees, trading counterparties, vendors and clients. As a firm focused on beta, the compensation of Portfolio Managers is not based upon the performance of client accounts that the Portfolio Managers manage. The Adviser reviews the compensation of each Portfolio Manager at least annually.

Portfolio Manager Securities Ownership

None of the Portfolio Managers will ever beneficially own any shares of the Fund or of any other Feeder Fund because each is only sold to persons who were born on or between January 1, 1935 and December 31, 1955.

Principal Underwriter

Stone Ridge Securities LLC, located at 510 Madison Avenue, 21st Floor, New York, NY 10022 (the “Distributor”), is the principal underwriter and distributor of shares of the Fund. The Distributor acts as the distributor of shares for the Fund on a best efforts basis, subject to various conditions, pursuant to the terms of the Distributor’s contract with the Fund. The Distributor is not obligated to sell any specific amount of shares of the Fund. The Distributor will also act as agent for the Fund in connection with redemptions or repurchases of shares.

Other Service Providers

Administrator. The Trust has entered into an administration agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Administrator”), pursuant to which the Administrator provides administrative services to the Fund. The Administrator is responsible for (i) the general administrative duties associated with the day-to-day operations of the Fund; (ii) conducting relations with the custodian, independent registered public accounting firm, legal counsel and other service providers; (iii) providing regulatory reporting; and (iv) providing necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Fund. In performing its duties and obligations under the administration agreement, the Administrator shall not be held liable except for a loss arising out of the Administrator’s refusal or failure to comply with the terms of the administration agreement or from its bad faith, negligence or willful misconduct in the performance of its duties under the administration agreement.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, also serves as fund accountant to the Fund under a separate agreement with the Trust and is responsible for calculating the Fund’s total net asset value (“NAV”), total net income and NAV per share of the Fund on a daily basis. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, also serves as administrator and fund accountant to the Master Fund.

Transfer Agent/Dividend Disbursing Agent. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Transfer Agent”), is the transfer agent for the Fund’s shares and the dividend disbursing agent for payment of dividends and distributions on Fund shares. The principal business address of the Transfer Agent is 615 East Michigan Street, Milwaukee, Wisconsin 53202. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, also serves as transfer agent and dividend disbursing agent for the Master Fund.

Custodian. U.S. Bank, NA (the “Custodian”), located at 1555 N. Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian for the Fund. As such, the Custodian holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, the Custodian receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to portfolio securities of the Fund. The Custodian also maintains certain accounts and records of the Fund. The Custodian also serves as custodian for the Master Fund.

Independent Registered Public Accounting Firm. Ernst & Young LLP serves as independent registered public accountant to the Fund and the Master Fund. Ernst & Young LLP provides audit services and assistance and consultation in connection with the review of Commission filings and certain tax compliance services. Ernst & Young LLP is located at 220 South 6th Street, Minneapolis, Minnesota 55402.

Counsel. Ropes & Gray LLP serves as counsel to the Fund and the Master Fund, and is located at 800 Boylston Street, Boston, Massachusetts 02199.

PURCHASE, REDEMPTION AND REPURCHASE OF SHARES

The Fund currently offers one class of shares. The Declaration of Trust authorizes the issuance of an unlimited number of shares. The Trustees of the Fund have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series of shares into one or more classes without further action by shareholders. The Trustees of the Fund may designate additional series and classes in the future from time to time.

The shares will be issued with a par value of $0.01 per share. All shares of the Fund outstanding on the Fund’s liquidation date have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The shares will, when issued, be fully paid and non-assessable by the Fund and will have no preemptive or conversion rights to cumulative voting.

The shares are designed primarily for long-term investors, and investors in the shares should not view the Fund as a vehicle for short-term trading purposes.

The Fund reserves the right to reject any purchase order application that conflicts with the Fund’s internal policies or the policies of any regulatory authority. All checks must be in U.S. Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund does not accept postdated checks or any conditional order or payment. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. Shares are not permitted to be transferred to any person or entity other than the Fund, nor are they permitted to be held jointly. For purposes of this SAI and the operations of the Fund, including determining whether shares are redeemable or cancellable, the holder of any share of the Fund will be the natural person who subscribed for that share of the Fund when the share was originally purchased, regardless of how the shares are held for state law purposes. A shareholder’s account is governed by the laws of the State of Delaware.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Master Fund are made with a view to achieving its investment objective. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Master Fund). Some securities or other assets considered for investment by the Master Fund also may be appropriate for other accounts managed by the Adviser or its affiliates. Thus, a particular security or other asset may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. If a purchase or sale of securities or other assets consistent with the investment policies of the Master Fund and one or more of these other accounts is considered at or about the same time, transactions in such securities or other assets will generally be allocated among the Master Fund and other accounts in the manner described above under “Potential Conflicts of Interest – Allocation of Investment Opportunities” and “– Conflicts of Interest Among Strategies” above. When the Adviser or its affiliates determine that an investment opportunity is appropriate for the Master Fund and one or more other accounts, the Adviser or its affiliates will generally execute transactions for the Master Fund on an aggregated basis with the other accounts when the Adviser or its affiliates believes that to do so will allow it to obtain best execution and to negotiate more favorable transaction costs than might have otherwise been paid had such orders been placed independently. Aggregation, or “bunching,” describes a procedure whereby an investment adviser combines the orders of two or more clients into a single order for the purpose of obtaining better prices and lower execution costs.

Brokerage and Research Services

There is no stated commission in the case of U.S. Treasury obligations the Master Fund intends to hold, however the price paid by the Master Fund will be negatively impacted by the bid-offer spread, market impact, and general dealer activity.

The Adviser places orders for the purchase and sale of portfolio securities or other assets and buys and sells such securities or other assets for the Master Fund through multiple brokers and dealers. The Adviser will place trades for execution only with approved brokers or dealers. In effecting such purchases and sales, the Adviser seeks the most favorable price and execution of the Master Fund’s orders.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “research and brokerage services”) from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser or its affiliates may receive research and brokerage services from broker-dealers with which the Adviser places the Master Fund’s portfolio transactions. These research and brokerage services, which in some cases also may be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities or other asset or instrument, recommendations as to the purchase and sale of securities or other assets or instruments and services related to the execution of securities or other transactions. The advisory fees paid by the Fund or the Master Fund are not reduced because the Adviser or its affiliates receive such research and brokerage services even though the receipt of such research and brokerage services relieves the Adviser or its affiliates from expenses they might otherwise bear. Research and brokerage services provided by broker-dealers chosen by the Adviser to place the Master Fund’s transactions may be useful to the Adviser or its affiliates in providing services to the Adviser’s or its affiliates’ other clients, although not all of these research and brokerage services may be necessarily useful and of value to the Adviser in managing the Master Fund. Conversely, research and brokerage services provided to the Adviser or its affiliates by broker-dealers in connection with trades executed on behalf of other clients of the Adviser or its affiliates may be useful to the Adviser in managing the Master Fund, although not all of these research and brokerage services may be necessarily useful and of value to the Adviser or its affiliates in managing such other clients. To the extent the Adviser or its affiliates use such research and brokerage services, they will use them for the benefit of all clients, to the extent reasonably practicable. Currently, the Adviser does not direct portfolio transactions for the Master Fund to a particular broker-dealer because the broker-dealer provides soft dollar benefits to the Adviser.

Regular Broker Dealers. The Fund is required to identify the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by the Fund as of the close of its most recent fiscal year and state the value of such holdings.

As of the date of this SAI, neither the Fund nor the Master Fund held any securities of its regular brokers or dealers or their parent companies because the Fund had not yet begun investment operations.

TAX STATUS

The following discussion of U.S. federal income tax consequences of investment in the Fund is based on the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, and other applicable authority, as of the date of the preparation of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of federal, state, local or non-U.S. tax laws.

Taxation of the Fund

The Fund intends to elect to be treated as and intends to qualify and be treated each year as a regulated investment company under Subchapter M of the Code (a “RIC”). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund generally must, among other things:

(a)

derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (a)(i) above);

(b)

diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships; and

(c)

distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income for such year.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund generally will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If the Fund were to fail to meet the income, diversification or distribution tests described above, the Fund could in some cases cure such failure, including by paying the Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a regulated investment company accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions could be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a regulated investment company that is accorded special tax treatment.

The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income, if any, and any net capital gain. Investment company taxable income and net capital gain that is retained by the Fund will be subject to tax at regular corporate rates.

In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, a RIC generally may elect to treat part of all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31, or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year), or late-year ordinary loss (generally, the sum of (i) net ordinary loss from the sale, exchange or other taxable disposition of property attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid on December 31 of the preceding year, if the dividend is declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that they will be able to do so.

The Fund expects to invest substantially all of its investable assets in the Master Fund, which intends to be treated as a partnership for U.S. federal income tax purposes. As a result, the character of the Fund’s income, gains, losses and deductions will generally be determined at the Master Fund level and the Fund will be allocated its share of Master Fund income and gains. As applicable, references to income, gains, losses and deductions of the Fund will be to income, gains and losses recognized and deductions accruing at the Master Fund level and allocated to or otherwise taken into account by the Fund, and references to assets of the Fund will be to the Fund’s allocable share of the assets of the Master Fund.

Fund Distributions

Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from the Fund in the calendar year in which the distributions are received, except that a dividend declared and payable to shareholders of record in October, November or December and paid to shareholders the following January generally is deemed to have been paid by the Fund on the preceding December 31.

For U.S. federal income tax purposes, distributions of investment income generally are taxable to shareholders as ordinary income. Taxes to shareholders on distributions of capital gains are determined by how long the Fund owned (and is treated for U.S. federal income tax purposes as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) generally will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates relative to ordinary income. Distributions of net short-term capital gain (as reduced by any long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income, and shareholders will not be able to offset distributions of the Fund’s net short-term capital gains with capital losses that they recognize with respect to their other investments. As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year. In general, the Fund does not expect a significant portion of its distributions to be attributable to capital gains from the Fund’s investment activities.

The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. The Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s “current and accumulated earnings and profits” (generally, the net investment income and net capital gains of the Fund with respect to that year), in which case the excess generally will be treated as a return of capital, which will be tax-free to the holders of the shares, up to the amount of the shareholder’s tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares. A portion of each distribution is expected to constitute a return of capital.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years without expiration to offset capital gains, if any, realized during such subsequent taxable years. The Fund’s capital loss carryforwards are reduced to the extent they offset the Fund’s current-year net realized capital gains, whether the Fund retains or distributes such gains. The Fund must apply such carryforwards first against gains of the same character. The Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above and (ii) any net gain from the sale, repurchase or exchange of Fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the Fund.

Dividends and distributions on shares of the Fund are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s current and accumulated earnings and profits, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the net asset value of the Fund reflects either unrealized gains, or realized undistributed income or gains, which were therefore included in the price the shareholder paid. The Fund may be required to distribute realized income or gains regardless of whether its net asset value also reflects unrealized losses. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares.

Although the shares are redeemable upon a shareholder’s death, the redemption will not occur until the Fund’s next quarterly redemption for all shareholders who died prior to the start of the calendar quarter in which the redemption occurs. As a result of this process, a person may acquire shares of the Fund from or through a deceased shareholder as a matter of state law upon the shareholder’s death. If the recipient of the shares receives a distribution on those shares after that acquisition but prior to the redemption of the shares by the Fund, the recipient is generally subject to U.S. federal income tax on the amount of the inadvertent distribution. Further, any loss the recipient realizes on the redemption of such shares will be a capital loss without regard to whether the distribution was capital or ordinary.

Repurchase of Shares

The Fund’s repurchase of shares tendered by shareholders (an “Early Repurchase”) will generally give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Fund shares will be treated as long-term capital gain or loss if the shareholder has held the shares for more than 12 months. Otherwise, the gain or loss on a taxable disposition of Fund shares will generally be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. The amount of gain or loss recognized in an Early Repurchase depends upon the difference between the price received for shares repurchased on an Early Repurchase (the “Early Repurchase Price”) and the tax basis of the shares. It is expected that a person who has shares repurchased pursuant to an Early Repurchase will realize a capital loss for federal income tax purposes.

Shareholders who tender all of the Fund shares they hold or are deemed to hold in response to an Early Repurchase generally will be treated as having sold their shares and generally will recognize a capital gain or loss, as described in the preceding paragraph. However, if a shareholder tenders fewer than all of the shares it holds or is deemed to hold pursuant to an Early Repurchase, such shareholder may be treated as having received a distribution under Section 301 of the Code (“Section 301 distribution”) unless the repurchase is treated as being either (i) “substantially disproportionate” with respect to such shareholder or (ii) otherwise “not essentially equivalent to a dividend” under the relevant rules of the Code. A Section 301 distribution is not treated as a sale or exchange giving rise to capital gain or loss, but rather is treated as a dividend to the extent supported by the Fund’s current and accumulated earnings and profits, with the excess treated as a return of capital reducing the shareholder’s tax basis in its Fund shares, and thereafter as capital gain. Where a shareholder whose shares are repurchased is treated as receiving a dividend, there is a risk that other shareholders of the Fund whose percentage interests in the Fund increase as a result of such repurchase will be treated as having received a taxable distribution from the Fund.

The Fund’s use of cash to repurchase shares in an Early Repurchase could adversely affect its ability to satisfy the distribution requirements for treatment as a RIC. The Fund could also recognize income in connection with its liquidation of portfolio securities to fund share repurchases. Any such income would be taken into account in determining whether the distribution requirements are satisfied.

Upon the repurchase of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary, may be required to provide you and the Internal Revenue Service (“IRS”) with cost basis and certain other related tax information about the shares that were repurchased. See “Tax Basis Information” below for more information.

Redemption or Cancellation of Shares

The redemption or cancellation of shares of the Fund upon a mandatory redemption or an automatic cancellation will not be considered a taxable disposition by the deceased shareholder. Instead, such a redemption will be treated as a taxable disposition of the shares by the person that acquired the shares from or through the deceased shareholder by reason of the shareholder’s death. The amount of gain or loss recognized on such a taxable disposition depends upon the difference between the Redemption Price of the shares repurchased and the tax basis of the shares. The basis of the shares in the hands of the person acquiring the shares from or through the deceased shareholder will equal the fair market value of the shares at the date of the shareholder’s death. Because the fair market value of such shares at the time of the shareholder’s death will generally equal the Redemption Price paid by the Fund for such shares pursuant to a mandatory redemption, it is expected that a person that acquires shares from or through a deceased shareholder upon the shareholder’s death will not recognize a gain or loss as a result of a mandatory redemption of the shares upon the shareholder’s death. Such person is not expected to recognize a loss despite the fact that the shares may be repurchased by the Fund for an amount (the Redemption Price) that is less than the Initial Purchase Price the deceased shareholder paid for such shares.

If, within one year following a redemption or cancellation of a shareholder’s shares, the former shareholder notifies the Adviser that the shareholder has not died, the Adviser will direct the Transfer Agent to reverse the inadvertent redemption or cancellation, subject, in the case of a redemption, to the receipt from the former shareholder of the Redemption Price previously paid to the former shareholder (if any), and deliver to the former shareholder any distributions paid on the shares prior to such reversal and not received by such former shareholder as a result of the redemption or cancellation. The shareholder will generally realize a loss on the inadvertent redemption or cancellation, provided that the shareholder would not be permitted to recognize such loss if the Fund reversed the inadvertent redemption within 30 days under the wash-sale rules. In general, if the Adviser were to reverse a prior redemption or cancellation as described in this paragraph, the shareholder would (i) likely recognize income, which might be treated as ordinary income, on the receipt of the shares at least to the extent of the loss that such shareholder previously recognized, (ii) have a basis in the reacquired shares equal to the amount delivered by the shareholder for such shares plus the amount recognized as income under clause (i), and (iii) the distributions delivered to the shareholder would be included in the shareholder’s income, generally as ordinary income.

The Fund’s use of cash to redeem shares in a mandatory redemption could adversely affect its ability to satisfy the distribution requirements for treatment as a RIC. The Fund could also recognize income in connection with its liquidation of portfolio securities to fund redemptions. Any such income would be taken into account in determining whether the distribution requirements are satisfied.

Upon the redemption or cancellation of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary, may be required to provide you and the Internal Revenue Service (“IRS”) with cost basis and certain other related tax information about the shares that were redeemed or cancelled. See “Tax Basis Information” below for more information.

Original Issue Discount, Market Discount

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations, including Separately Traded Registered Interest and Principal Securities, commonly known as “STRIPS,” with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time (i.e., upon partial or full repayment or disposition of the debt security) or is received in kind rather than in cash. Increases in the principal amount of an inflation-indexed bond will be treated as OID.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market are treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Subject to the discussion below regarding Section 451 of the Code, (i) generally any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation, (ii) alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security, and (iii) the rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. The IRS and the U.S. Treasury have issued proposed regulations providing that Section 451 does not apply to market discount.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price), or OID in the case of certain types of debt obligations. Generally, the Fund will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

The Fund’s investments in zero-coupon debt obligations cause the Fund to accrue interest income at a fixed rate based on initial purchase price and length to maturity, but the securities do not pay interest in cash on a current basis. To qualify for treatment as a regulated investment company for federal income tax purposes and avoid federal income tax at the fund level, the Fund must distribute the accrued income to shareholders, even though the Fund is not receiving the income in cash on a current basis. If, in addition to zero-coupon debt obligations, the Fund holds any of the other securities described above, it may further accrue income in excess of the amount of cash interest the Fund actually receives. Thus, the Fund will be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Securities Purchased at a Premium

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium – the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the Fund is permitted to deduct any remaining premium allocable to a prior period.

Backup Withholding

The Fund is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and proceeds from a repurchase paid to any individual shareholder who is subject to such withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Basis Information

The Fund (or its administrative agent) must report to the IRS and furnish to Fund shareholders the cost basis information and holding period for Fund shares.

Other Reporting and Withholding Requirements

Each prospective investor is urged to consult its tax adviser regarding the applicability of Sections 1471-1474 of the Code and the U.S. Treasury regulations and IRS guidance issued thereunder (collectively, “FATCA”) and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary. In addition, some foreign countries have implemented and others are considering, and may implement, laws similar in purpose and scope to FATCA.

Expenses Subject to Special Pass-Through Rules

The Fund will not be considered to be a “publicly offered” RIC if it does not have at least 500 investors at all times during a taxable year, is not regularly traded on an established securities market, and its shares are not treated as continuously offered pursuant to a public offering. The Fund expects to be a “publicly offered” RIC initially, although it is possible that the Fund subsequently will not be treated as a “publicly offered” RIC for one or more of its taxable years (for example, if the Fund were to have less than 500 investors in a future taxable year). If the Fund became a non-publicly offered RIC, expenses of the Fund, except those specific to its status as a RIC or separate entity (e.g., registration fees or transfer agency fees), are subject to special “pass-through” rules. Individual shareholders would be treated as receiving an additional dividend equal to the amount of such expenses that the Fund must pass through, and such shareholders would not be permitted to deduct such expenses under current law. As a result, if the Fund were not treated as “publicly offered” in any taxable year, individual shareholders would likely recognize more income than if the Fund were treated as “publicly offered.” Based on the Fund’s planned distributions and anticipated expenses, the Fund does not expect the impact of such treatment, if it were to apply, to have a significant impact on the after-tax distributions an investor will receive from the Fund.

State and Local Taxes

The states generally permit investment companies, such as the Fund, to “pass through” to their shareholders the state tax exemption on income earned from investments in the types of U.S. Treasury obligations the Fund expects to hold, so long as a fund meets all applicable state requirements. California, Connecticut and New York exempt such income when a fund has invested at least 50% of its assets in U.S. government securities. The Fund intends to take the position that, for purposes of these requirements, it owns an allocable share of the assets held by the Master Fund and that, therefore, the Fund will satisfy the foregoing requirement; an applicable state might disagree with this position. The Fund therefore expects that shareholders will be allowed to exclude from state taxable income distributions made to the shareholder by the Fund that are attributable to interest the Fund directly or indirectly earned on such investments. Investors should consult their tax advisers regarding the applicability of any such exemption to their situation.

Shareholders should consult their own tax advisers as to the state or local tax consequences of investing in the Fund.

DESCRIPTION OF THE TRUST

The Trustees are responsible for the management and supervision of the Trust. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund or other series of the Trust with or without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes without further action by shareholders. As of the date of this SAI, the Fund is the only series of the Trust. To the extent permissible by law, additional series may be added in the future.

The shares of the Fund represent an equal proportionate interest in the net assets attributable to such shares of the Fund. Shareholders have certain exclusive voting rights on matters relating to their respective distribution plan, if any. Different classes of the Fund, if any, may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Unless otherwise required by the 1940 Act or the Declaration of Trust, the Trust has no intention of holding annual meetings of shareholders. Trust shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust’s outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of a majority of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

On the Fund’s liquidation date, surviving shareholders are entitled to share pro rata by shares owned in the remaining assets of the Fund, if any. Shares entitle their holders to one vote per share (and fractional votes for fractional shares) and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable.

The Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust. The Declaration of Trust further provides for indemnification out of the Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

The Declaration of Trust further provides that the Board will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust of the Trust provides for indemnification by the Trust of Trustees and officers of the Trust, however, such persons may not be indemnified against any liability to the Trust or the Trust’s shareholders to whom he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

OTHER INFORMATION

Miscellaneous

The Prospectus and this SAI do not contain all the information included in the Registration Statement filed with the Commission under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the Commission. The Registration Statement including the exhibits filed therewith may be examined at the office of the Commission in Washington, D.C.

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference.

In the interest of economy and convenience, the Fund does not issue certificates representing the Fund’s shares. Instead, the Transfer Agent maintains a record of each shareholder’s ownership. Each shareholder receives confirmation of purchase and repurchase orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Fund are reflected in account statements from the Transfer Agent.

FINANCIAL STATEMENTS

Stone Ridge Longevity Risk Premium Fixed Income Trust 83M

Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 83M

Report of Independent Registered Public Accounting Firm and Financial Statement

As of February 29, 2020

Stone Ridge Longevity Risk Premium Fixed Income Trust 83M

Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 83M

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Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 83M.

Opinion on the Financial Statement

We have audited the accompanying statement of assets and liabilities of Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 83M (the “Fund”) (the sole series constituting Stone Ridge Longevity Risk Premium Fixed Income Trust 83M (the “Trust”)), as of February 29, 2020, and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Fund (the sole series constituting Stone Ridge Longevity Risk Premium Fixed Income Trust 83M) at February 29, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

This financial statement is the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of the Stone Ridge investment companies since 2013.

Minneapolis, Minnesota

March 9, 2020

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Stone Ridge Longevity Risk Premium Fixed Income Trust 83M

Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 83M

Statement of Assets and Liabilities

February 29, 2020

Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 83M

Assets:

Cash	$100,000

Total Assets	100,000

Total Liabilities	0

Total Net Assets:	$100,000

Net Assets Consist of:
Capital Stock	$100,000

Total Net Assets:	$100,000

Capital shares outstanding, $0.001 par value per share, unlimited shares authorized	10,000

Net asset value	$10.00

The accompanying notes are an integral part of this financial statement.

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Stone Ridge Longevity Risk Premium Fixed Income Trust 83M

Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 83M

NOTES TO FINANCIAL STATEMENT

February 29, 2020

1.	Organization

Stone Ridge Longevity Risk Premium Fixed Income Trust 83M (the “Trust”) was organized as a Delaware statutory trust on February 10, 2020 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company issuing shares. The Trust’s sole series is the Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 83M (the “Fund”). The Fund will offer its shares during an initial offering period and for a limited time thereafter to investors who are men born on or between January 1, 1937 and December 31, 1937. The Fund’s investment objective is to achieve, during the lifetime of the Fund’s shareholders until the Fund Liquidation Date, a high level of monthly distributions while maintaining the safety of the principal amount of the Fund’s investments.

Unlike a traditional investment company with a perpetual existence, the Fund is designed to have distributed substantially all of its assets by September 2045 (the “Fund Liquidation Date”). If there are remaining assets, the Fund will liquidate and distribute all proceeds from the liquidation, to surviving shareholders on the Fund Liquidation Date. If the Fund has insufficient assets to make its monthly distributions before the Fund Liquidation Date, however, the Fund will liquidate early.

The Fund will pursue its investment objective by investing substantially all of its assets in Stone Ridge Longevity Risk Premium Fixed Income Master Fund 2045 (the “Master Fund”), a series of a closed-end management investment company to be registered under the 1940 Act. The Master Fund will only offer its securities to other registered investment companies (together with the Fund, the “Feeder Funds”) managed by the same investment adviser as that of the Master Fund. Like the Fund, each other Feeder Fund will offer its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 65 to 85 at inception. Each Feeder Fund will be offered at a price specific to that Feeder Fund as described below. Other than these differences in investor eligibility and offering prices, each other Feeder Fund will be offered on substantially identical terms as the Fund.

As of February 29, 2020, the Trust has had no operations other than those actions relating to organizational and registration matters, including the sale and issuance to Stone Ridge Asset Management LLC (the “Adviser”) of 10,000 shares of the Fund at an aggregate purchase amount of $100,000. The proceeds of the 10,000 shares were held in cash. There are an unlimited number of authorized shares.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statement. The financial statement has been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund will be an investment company and applies specific accounting and

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financial reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards Topic 946, Financial Services-Investment Companies.

(a) Use of Estimates

The preparation of the financial statement in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement. Actual results could differ from those estimates.

(b) Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements cannot be known; however, the Fund expects any risk of loss to be remote.

(c) Federal Income Taxes

The Fund intends to qualify as a “regulated investment company’ under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required.

(d) Investments in the Master Fund

The Fund’s investments in the Master Fund will be valued at the Fund’s current expectation of the present value of (i) the distributions to be made by the Master Fund with respect to those investments during the life of the Fund multiplied by the probability that the Fund will receive those future distributions (i.e., for each expected distribution, the probability that those investments will not be subject to redemption or cancellation prior to such distribution) plus (ii) any payments expected to be received from the Master Fund in connection with any redemptions, in each case, discounted at the risk-free rate and based on the Adviser’s calculations using actuarial information provided by New York Life.

The Fund records its proportionate share of the Master Fund’s income, expenses, and realized and unrealized gains and losses based on its investments in the Master Fund.

3.	Agreements

(a) Investment Management Agreement

At commencement of the Fund’s investment operations, Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) will be the investment adviser of the Fund. The Adviser was organized as a Delaware limited liability company in 2012. Its primary place of business is at 510 Madison Avenue, 21st Floor, New York, NY 10022. The Adviser’s primary business is to provide a variety of investment management services, including an investment program for the Fund. The Adviser is responsible for all business activities and oversight of the investment decisions made for its funds.

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The Fund pays for the advisory, supervisory and administrative services it requires under what is essentially an all-in fee structure (the “Unified Management Fee”) in which the Adviser is paid the Unified Management Fee for providing investment advisory services to each Feeder Fund and for providing administrative services and supervising, and paying the fees of, (i) a custodian or custodians, and a foreign custody manager or foreign custody managers, if needed, to provide for the safekeeping of each Feeder Fund’s assets; (ii) an administrator for each Feeder Fund; (iii) a transfer agent for each Feeder Fund; and (iv) a fund accountant for each Feeder Fund. Pursuant to the Investment Management Agreement with the Feeder Funds (the “Management Agreement”), the Adviser is paid a Unified Management Fee equal to 0.60% of the Master Fund’s average daily total assets less total liabilities, other than any liability represented by outstanding preferred shares. The Unified Management Fee is allocated each day between the Feeder Funds based on the percentage of the total number of shares (adding together common and preferred shares) of the Master Fund held by the applicable Feeder Fund.

In addition to bearing the Unified Management Fee, the Fund (and not the Adviser) bears the following expenses: the Fund’s, and the Fund’s pro rata share of the Master Fund’s ordinary and recurring investment expenses, including all fees and expenses directly related to portfolio transactions and positions for the Fund’s account (including brokerage, clearing, and settlement costs), interest charges, custody or other expenses attributable to negative interest rates on investments or cash, borrowing and other investment-related costs and fees including interest and commitment fees, short dividend expense, acquired fund fees and expenses, and taxes; expenses in connection with the filing of Form PQR; litigation and indemnification expenses, judgments and extraordinary expenses not incurred in the ordinary course of the Fund’s or the Master Fund’s business. The Adviser has agreed to waive the management fee payable by the Master Fund with respect to the Fund’s assets invested in the Master Fund for so long as the Fund invests substantially all of its assets in the Master Fund. All organizational and offering expenses of the Fund will be borne by the Adviser and are not subject to future recoupment.

(b) Distributor

At commencement of the Fund’s investment operations, Stone Ridge Securities LLC, (the “Distributor”), an affiliate of the Adviser, will serve as the principal underwriter and the Fund’s Distributor. Its principal business address is 510 Madison Avenue, 21st Floor, New York, NY 10022.

(c) Administrator, Custodian and Transfer Agent

At commencement of the Fund’s investment operations, the custodian to the Trust will be U.S. Bank, N.A., located at 1555 N RiverCenter Drive, Suite 302, Milwaukee, WI 53212. At commencement of the Fund’s investment operations, the administrator and transfer agent to the Trust will be U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services), an affiliate of US. Bank, N.A., located at 615 East Michigan Street, Milwaukee, WI 53202.

4.	Capital Shares

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The shares will initially be offered during the period (the “initial offering period”) from the date of the prospectus through the date the Distributor notifies all investors that have subscribed for shares that the initial offering period will be closed (the “Final Opt-out Date”), a period expected to last approximately six (6) months. Six (6) calendar days prior to the Final Opt-out Date (the “Pricing Date”), a new prospectus will be distributed with updated estimates for the initial purchase price for each Feeder Fund. Investors who have subscribed for shares prior to that date will be provided an updated prospectus and will be given until 4:00 p.m., New York City time, on the Final Opt-out Date to cancel or edit their subscription and, in cases where the revised subscription is less than the original subscription, receive their subscription amount back from the Distributor.

Immediately following the Final Opt-out Date, the Adviser will calculate the initial purchase prices, as described in the Fund’s prospectus. If the initial purchase prices for each Feeder Fund falls within 95% - 105% of the estimated initial purchase price for that Feeder Fund in the prospectus most recently distributed, the sale of the Fund’s shares will occur. If one or more of the initial purchase prices falls outside 95% - 105% of the estimate in the prospectus, the Adviser will distribute an updated prospectus with revised estimates and investors will be given an additional 6 calendar days to cancel or edit their subscription.

During the initial offering period, prospective investors will generally be required to subscribe for the shares online through a website maintained by the Distributor and may be required to open a brokerage account with the Distributor if they do not already have a brokerage account with the Distributor, as broker-dealer, unless the shares are to be purchased through other brokers or dealers (each, a “Selling Agent” and together, the “Selling Agents”) that have entered into selling agreements with the Distributor, in which case the prospective investor will be required to follow the procedures put in place by the Selling Agent. As part of the subscription process, prospective investors will be required to provide certain demographic information, including date of birth, gender and social security number or taxpayer identification number, to enable the Fund to price the shares and to enable the Adviser to monitor for shares that may be redeemable by the Fund. Prior to the end of the initial offering period, investors wishing to subscribe for shares of the Fund will be required to have available funds in escrow with the Distributor, where the funds will be held in a brokerage account where they will earn interest for the benefit of the investors. Investors purchasing shares through a Selling Agent will be required to follow the escrow procedures put in place by the Selling Agent.

Shares of the Fund will only be offered to men who were born on or between January 1, 1937 and December 31, 1937. Each other Feeder Fund will offer its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 65 to 85 at the commencement of investment operations for the other Feeder Fund.

In order for an investor to invest in the Feeder Fund for which the investor is eligible during the initial offering period, the investor will be required to pay the initial purchase price per share for that Feeder Fund, which will be calculated by the Adviser as of the end of the initial offering period as described in the Fund’s prospectus under “Shareholder Guide—How to Buy Shares,” plus any applicable sales load. The estimated initial purchase prices are set forth in the Fund’s prospectus in Appendix A.

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There is no minimum investment requirement for an investment in the Fund’s shares. The Adviser will impose a maximum investment amount so that as of the closing, no investor in a Feeder Fund will initially own, indirectly through such Feeder Fund, more than 1% of the Master Fund. In addition, the sale of the Fund’s shares will only occur if at least 250 investors have subscribed for shares in total across all of the Feeder Funds.

Following the initial offering period and until September 1, 2021, the Fund may, at the discretion of the Adviser, offer its shares at the net asset value (“NAV”) per share, determined as described in the Fund’s prospectus under “Determination of Net Asset Value.”

5.	Distributions

Until the earlier of the Fund Liquidation Date or the last scheduled distribution date on which the Fund has assets to distribute, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund, for a total of $1.00 per share per year. The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month.

Because the Fund expects its monthly distributions to exceed the Fund’s net investment income and net realized capital gains, the Fund expects a portion of each distribution to be a return of capital or capital gains, depending on the shareholder’s tax basis in the shares.

6.	Mandatory Share Redemptions or Cancellations Upon Death

All shares held by a shareholder will be redeemed or cancelled by the Fund upon the shareholder’s death. Except as disclosed in the next paragraph below, shareholders who die will have their shares redeemed for a redemption price equal to the Initial Purchase Price for the Fund (as provided on Schedule A to the Fund’s prospectus) minus the total amount of distributions per share since the Fund’s commencement of investment operations. Since subsequent purchasers of shares will have their redemption price calculated using the Initial Purchase Price for the Fund even though they purchased their shares at a different price, their redemption price will be reduced by distributions they did not receive. The initial purchase price excludes any sales load paid by a shareholder. The Fund will redeem shares quarterly (on or about the last business day of each February, May, August and November) for all shareholders who died before the start of the then current calendar quarter. Shareholders who have had their shares redeemed will not be entitled to any distributions made by the Fund on the any distribution date following the redemption. The Master Fund will redeem a portion of its securities held by the Fund upon the death of an investor in the Fund, at redemption prices that will enable the Fund to pay the redemption price the Fund owes to its investor.

If upon a shareholder’s death, the amount of distributions paid per share since the commencement of investment operations of the Fund is greater than the Initial Purchase Price for the Fund, the redemption price will be zero. In this case, the shares will be cancelled for no value. The Fund expects this to occur in May, 2033. Upon the occurrence of an automatic cancellation of the Fund’s shares, a corresponding portion of the Master Fund securities held by the Fund will be cancelled for no value.

7.	Optional Early Share Repurchases

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To provide liquidity to its shareholders, the Fund will offer, on a quarterly basis, to repurchase up to 100% of the Fund’s shares (each, an “Early Repurchase”). The Fund currently anticipates the repurchase offers will commence on the date that is 20 business days prior to the end of each February, May, August and November and will end on the last business day of that month, with payment being made on the third (3rd) business day of the following month (each, an “Early Repurchase Date”). Shareholders may submit repurchase requests for their shares at any time during this 20 business day period, but the Early Repurchase Price (as defined below) will not be determined until the last business day of the period. The Early Repurchase Price may decline between when a shareholder submits a repurchase request for his or her shares and the date the repurchase price is determined. The repurchase price on an Early Repurchase Date will equal the applicable “Early Repurchase Price.” The Distributor anticipates maintaining a website where shareholders can submit their Early Repurchase requests. Shareholders who submit Early Repurchase Requests will be entitled to receive any distribution paid on the shares on the Early Repurchase Date for that Early Repurchase. The Early Repurchase Price is determined by a formula described below, but will be less than NAV, and potentially substantially less than NAV, and will be less than the redemption price that would be payable upon a shareholder’s death.

The Early Repurchase Price for the Fund on any Early Repurchase Date will equal the product of (i) the Redemption Price for the Fund (i.e., the price a shareholder in the Fund would currently receive if the shares were subject to a mandatory share redemption upon the shareholder’s death) as of that Early Repurchase Date, after taking into account any distribution paid on that Early Repurchase Date, multiplied by (ii) the Market Value Adjustment. The Market Value Adjustment on any Early Repurchase Date will be equal to the lesser of (a) 98% and (b) a percentage determined according to the following formula:

Market Value Adjustment = 98% – [(10yrCMTt – 10yrCMTlaunch) x Duration], where

10yrCMTt = the 10-Year Treasury Constant Maturity Rate published each business day by the Board of Governors of the Federal Reserve System, or, if such rate ceases to be published, a successor rate reasonably determined by the Adviser (the “10-Year CMT”), on such Early Repurchase Date;

10yrCMTlaunch = the 10-Year CMT as of the end of the initial offering period; and

Duration = an estimate of the duration of the periodic interest payments of a hypothetical coupon-paying U.S. Government Security with a 25-year maturity, calculated as of the end of the initial offering period.

If the Early Repurchase Price determined by the formula above is negative, then the Early Repurchase Price will be $0.

Because the Fund will invest all or substantially all of its assets in the Master Fund, the Master Fund will conduct quarterly repurchase offers for up to 100% of its securities to enable the Fund to make the Early Repurchases.

8.	Related Parties

At February 29, 2020, the officers of the Trust were also employees of the Adviser. The Distributor is an affiliate of the Adviser.

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9.	Subsequent Events

The Adviser has performed an evaluation of subsequent events through March 9, 2020. No events or transactions were deemed to have signification effect on the Funds operations or financial position during the above mentioned period.

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PART C: OTHER INFORMATION

Item 25.   Financial Statements and Exhibits

(1)	Financial Statements:

Included in Part A:

Not applicable.

Included in Part B:

Report of Independent Registered Public Accounting Firm.

Statement of Assets and Liabilities.

Notes to Financial Statements.

(2)	Exhibits:

(a)	(1)	Certificate of Trust of Stone Ridge Longevity Risk Premium Fixed Income Trust 83M (the “Registrant”), dated as of February 10, 2020, filed herewith.

	(2)	Amended and Restated Agreement and Declaration of Trust of the Registrant, dated as of February 27, 2020, filed herewith.

(b)		By-Laws of the Registrant, filed herewith.

(c)		Not applicable.

(d)	(1)	See portions of Agreement and Declaration of Trust relating to shareholders’ rights.

	(2)	See portions of By-laws relating to shareholders’ rights.

(e)		Not applicable.

(f)		Not applicable.

(g)

Form of Investment Management Agreement between Stone Ridge Asset Management LLC (“Stone Ridge”) and the Registrant on behalf of Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 83M (the “Fund”), filed herewith.

(h)	(1)	Form of Distribution Agreement between the Registrant and Stone Ridge Securities LLC (the “Distributor”), filed herewith.

	(2)	Form of Selling and Shareholder Servicing Agreement between the Distributor, Stone Ridge and the Registrant, on behalf of the Fund, filed herewith.

(i)		Not applicable.

(j)	(1)	Form of Custody Agreement between the Registrant and U.S. Bank National Association (the “Custodian”), filed herewith.

(k)	(1)	Form of Fund Administration Servicing Agreement between the Registrant, on behalf of the Fund, and U.S. Bancorp Fund Services, LLC (the “Administrator”), filed herewith.

	(2)	Form of Transfer Agent Servicing Agreement between the Registrant, on behalf of the Fund, and U.S. Bancorp Fund Services, LLC, filed herewith.

	(3)	Form of Fund Accounting Servicing Agreement between the Registrant, on behalf of the Fund, and U.S. Bancorp Fund Services, LLC, filed herewith.

(l)		Opinion and consent of counsel for the Fund, filed herewith.

(m)		Not applicable.

(n)		Consent of Independent Registered Public Accounting Firm, filed herewith.

(o)		Not applicable.

(p)		Form of Subscription Agreement for Seed Capital, filed herewith.

(q)		Not applicable.

(r)	(1)	Code of Ethics of Stone Ridge and the Registrant, filed herewith.

	(2)	Code of Ethics of the Distributor, filed herewith.

(s)		Power of Attorney, filed herewith.

Item 26.  Marketing Arrangements

See Form of Distribution Agreement, filed herewith.

Item 27.  Other Expenses of Issuance or Distribution

Not applicable.

Item 28.  Persons Controlled by or under Common Control with Registrant

None.

Item 29.  Number of Holders of Securities

Set forth below is the number of record holders as of March 1, 2020 of each class of securities of the Registrant.

Title of Class	Number of Record Holders
Shares of Beneficial Interest, $0.01 par value per share	1

Item 30.    Indemnification

The Registrant’s Amended and Restated Agreement and Declaration of Trust, incorporated herein by reference, contains provisions limiting the liability, and providing for indemnification, of the Trustees, officers, employees and other “Covered Persons” (including their respective heirs, assigns, successors or other legal representatives) to the fullest extent permitted by law, including advancement of payments of all expenses incurred in connection with the preparation and presentation of any defense (subject to repayment obligations in certain circumstances).

The Registrant’s Form of Distribution Agreement, filed herewith, contains provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances.

Further, the Form of Investment Management Agreement with Stone Ridge, filed herewith, contains provisions limiting the liability, and providing for indemnification, of Stone Ridge and its personnel under certain circumstances.

The Registrant’s Trustees and officers are expected to be insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities as such.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 30, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.   Business and Other Connections of Investment Adviser

Stone Ridge is a Delaware limited liability company that offers investment management services and is a registered investment adviser. Stone Ridge’s offices are located at 510 Madison Avenue, 21st Floor, New York, NY 10022. Information as to the officers and directors of Stone Ridge is included in its current Form ADV (File No. 801-77228) filed with the SEC.

Item 32.   Location of Accounts and Records

All accounts, books and other documents required by Rule 31(a) under the Investment Company Act of 1940, as amended, are maintained at the offices, as applicable of: (1) the Registrant, (2) Stone Ridge, (3) the Custodian and (4) the Administrator.

1. Stone Ridge Longevity Risk Premium Fixed Income Trust 83M 510 Madison Avenue, 21st Floor New York, NY 10022

2. Stone Ridge Asset Management LLC 510 Madison Avenue, 21st Floor New York, NY 10022

3. U.S. Bank National Association 1555 N. Rivercenter Drive, Suite 302 Milwaukee, Wisconsin 53212

4. U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Item 33.   Management Services

Not applicable.

Item 34.   Undertakings

1. Not applicable.

2. Not applicable.

3. Not applicable.

4. The Registrant undertakes:

a. to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1) To include any prospectus required by Section 10(a)(3) of the 1933 Act;

(2) To reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

b. That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

c. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

d. Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

e. That for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

(2) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5. Not applicable.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, its Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement of Stone Ridge Longevity Risk Premium Fixed Income Trust 83M (related to Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 83M) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 9th day of March, 2020.

STONE RIDGE LONGEVITY RISK PREMIUM FIXED INCOME TRUST 83M

By:	/s/ Anthony Zuco
Anthony Zuco, Treasurer and Principal Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
*	Trustee, President (Principal Executive Officer)	March 9, 2020
Ross Stevens

/s/ Anthony Zuco	Treasurer (Principal Financial Officer)	March 9, 2020
Anthony Zuco

*	Trustee	March 9, 2020
Daniel Charney

*	Trustee	March 9, 2020
Jeffery Ekberg

*Power of Attorney

*By:	/s/ Anthony Zuco
Anthony Zuco Attorney in Fact

INDEX TO EXHIBITS

(a)(1)	Certificate of Trust of the Registrant.
(a)(2)	Amended and Restated Agreement and Declaration of Trust of the Registrant.
(b)	Bylaws of the Registrant.
(g)	Form of Investment Management Agreement.
(h)(1)	Form of Distribution Agreement.
(h)(2)	Form of Selling and Shareholder Servicing Agreement.
(j)(1)	Form of Custody Agreement.
(k)(1)	Form of Fund Administration Servicing Agreement.
(k)(2)	Form of Transfer Agent Servicing Agreement.
(k)(3)	Form of Fund Accounting Servicing Agreement.
(l)	Opinion and consent of counsel.
(n)	Consent of Independent Registered Public Accounting Firm.
(p)	Form of Subscription Agreement for Seed Capital.
(r)(1)	Code of Ethics of Stone Ridge and the Registrant.
(r)(2)	Code of Ethics of the Distributor.
(s)	Power of Attorney.